UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

 SCHEDULE 14A INFORMATION

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THERMOENERGY CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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ThermoEnergy Corporation

NOTICE OF SPECIAL MEETING

IN LIEU OF THE 2012 ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that a Special Meeting of Shareholders in lieu of the 2012 Annual Meeting of Shareholders of ThermoEnergy Corporation will be held Friday, January 18, 2013 at 10:00 a.m., local time, at the offices of Nixon Peabody LLP, 100 Summer Street, Boston, Massachusetts, for these purposes:

1.	To elect two directors to serve on our Board of Directors, to serve until the 2013 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

2.	To approve and adopt an amendment to our Certificate of Incorporation, as previously amended, (i) to increase the number of authorized shares of Common Stock and Preferred Stock, (ii) to bifurcate the Series B Convertible Preferred Stock into two sub-series of Preferred Stock and (iii) to establish a new class of Preferred Stock which will be designated as “Series C Convertible Preferred Stock”;

3.	To approve amendments to the ThermoEnergy Corporation 2008 Incentive Stock Plan, as previously amended;

4.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

5.	To consider and act upon such other business as may be properly presented to the meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The Board of Directors has fixed the close of business on December 7, 2012, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting or any postponement or adjournment.

Our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are enclosed with this Notice of Special Meeting in lieu of the 2012 Annual Meeting of Shareholders.

Our Board of Directors recommends that you vote FOR election of the nominees for director named in the Proxy Statement, FOR the adoption of the amendment to our Certificate of Incorporation, FOR the approval of the amendments to the ThermoEnergy Corporation 2008 Incentive Stock Plan; and FOR ratification of the appointment of Grant Thornton LLP as independent registered public accountants for the fiscal year ending December 31, 2012.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the postage prepaid envelope provided for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

By order of the Board of Directors,

Cary G. Bullock
Chairman and Chief Executive Officer

December ___, 2012

Worcester, Massachusetts

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING IN LIEU OF THE 2012 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 18, 2013:

This Proxy Statement and the accompanying Annual Report are available via the Internet at http://thermoenergy.ir.stockpr.com and at www.proxyvote.com.

Table of Contents

Questions and Answers about Voting and the Special Meeting	1

Proposal I – Election of Directors	5

Nominees	5

Directors who are not Nominees for Election at the Special Meeting	6

Committees of the Board of Directors	7

Shareholder Communications	8

Code of Ethics	8

Board Determination of Independence	8

Board Leadership Structure	9

The Role of the Board in Risk Oversight	9

Security Ownership by Certain Beneficial Owners, Directors and Executive Officers	9

Votes Available to Certain Beneficial Owners, Directors and Executive Officers	14

Proposal II – Approval and Adoption of an Amendment to our Certificate of Incorporation	15

Proposal III – Approval of Amendments to the ThermoEnergy Corporation 2008 Incentive Stock Plan	18

Description of the 2008 Plan, as amended	19

Equity Compensation Plan Information	24

Executive Compensation	25

Compensation Discussion and Analysis	25

Director Compensation	28

Proposal IV – Ratification of Appointment of Independent Registered Public Accounting Firm	29

Information Incorporated by Reference to Annual Report on Form 10-K	31

Other Matters	31

Certificate of Amendment to Certificate of Incorporation	Annex A

ThermoEnergy Corporation 2008 Incentive Stock Plan, as amended	Annex B

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ThermoEnergy Corporation

10 New Bond Street

Worcester, Massachusetts 01606

Telephone 508.854.1628

Facsimile 508.854.1753

December __, 2012

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT VOTING AND THE SPECIAL MEETING IN LIEU OF THE 2012

ANNUAL MEETING

Q: Why did I receive this proxy statement?

A:	The Board of Directors of ThermoEnergy Corporation is soliciting your proxy to vote at the Special Meeting in lieu of the 2012 Annual Meeting of Shareholders because you were a shareholder of ThermoEnergy as of the close of business on December 7, 2012, the record date, and are therefore entitled to vote at the meeting.

This Proxy Statement and Proxy Card, along with the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, are being mailed, beginning on or about December __, 2012, to shareholders as of the record date. The Proxy Statement summarizes the information you need to know to vote at the meeting. You do not need to attend the meeting to vote your shares.

Q: What am I voting on?

A:	● If you are a holder of Common Stock or Series A Convertible Preferred Stock: Election of two directors: Cary G. Bullock and Arthur S. Reynolds, both of whom have been nominated to serve until the 2013 Annual Meeting of Shareholders, and until their respective successors are elected or appointed.

● If you are a holder of Common Stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock: (i) adoption of the amendment to our Certificate of Incorporation described below, (ii) approval of the amendments to the ThermoEnergy Corporation 2008 Incentive Stock Plan described below, and (iii) ratification of the appointment of Grant Thornton LLP as ThermoEnergy’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

The Board of Directors recommends a vote FOR election of the nominees to the Board of Directors, FOR adoption and approval of the amendment to our Certificate of Incorporation, FOR approval of the amendments to the ThermoEnergy Corporation 2008 Incentive Stock Plan, and FOR ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

Q: What is the voting requirement to elect the directors?

A:	For the election of directors, the nominees who receive a plurality of the votes cast by the holders of the Common Stock and Series A Convertible Preferred Stock, voting together as a single class, will be elected. The voting requirement given in this answer assumes that a quorum is present.

Q: What is the voting requirement to approve and adopt the amendment to the Certificate of Incorporation?

A:	For proposal to amend the Certificate of Incorporation, as previously amended, requires both (i) the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, voting together as a single class and (ii) the affirmative vote of the holders of a majority of the outstanding shares of the Series B Convertible Preferred Stock, voting separately. Abstentions will count as a negative vote. The voting requirement given in this answer assumes that a quorum is present.

Q: What is the voting requirement to approve the amendments to the ThermoEnergy Corporation 2008 Incentive Stock Plan?

A:	The proposal to approve the amendments to the ThermoEnergy Corporation 2008 Incentive Stock Plan, as previously amended, requires the affirmative vote of a majority of the votes cast by the holders of the Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, voting together as a single class. The voting requirement given in this answer assumes that a quorum is present.

Q: What is the voting requirement to ratify the appointment of Grant Thornton LLP as independent registered public accountants?

A:	The proposal to ratify the appointment of Grant Thornton LLP as independent registered public accountants requires the affirmative vote of a majority of the votes cast by the holders of the Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, voting together as a single class. The voting requirement given in this answer assumes that a quorum is present.

Q: How many votes do I have?

A:	You are entitled to one vote for each share of Common Stock or Series A Convertible Preferred Stock that you hold and ten votes for each share of Series B Convertible Preferred Stock that you hold. Shareholders do not have cumulative voting rights. Holders of Series B Convertible Preferred Stock are not entitled to vote in the election of directors at the Special Meeting in lieu of the 2012 Annual Meeting of Shareholders, as they have previously cast their votes through written consent of a majority of the holders of the Series B Convertible Preferred Stock.

Q: How do I vote?

A:	You may vote using any of the following methods:

(1)	Complete, sign and date the Proxy Card and return it in the prepaid envelope; or

(2)	Attend the Special Meeting of Shareholders to vote in person.

If you return your signed Proxy Card but do not indicate your voting preferences, the persons named in the Proxy Card will vote FOR the election of the nominees for director, FOR adoption of the amendment to our Certificate of Incorporation, as previously amended, FOR approval of the amendments to the ThermoEnergy Corporation 2008 Incentive Stock Plan, as previously amended, and FOR ratification of Grant Thornton LLP as our independent registered public accountants.

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Q: What can I do if I change my mind after I vote my shares?

A:	You may revoke your proxy at any time before it is voted at the Special Meeting of Shareholders by:

(1)	Sending written notice of revocation to the Secretary of ThermoEnergy;

(2)	Submitting a new paper ballot dated after the date of the revoked proxy; or

(3)	Attending the Special Meeting of Shareholders and voting in person.

You may also be represented by another person at the meeting by executing a proper proxy designating that person.

Q: Can I vote if my shares are held in a brokerage account?

A:	If you are a beneficial owner whose shares are held of record by a broker, you must instruct your broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any matter on which the broker does not have discretionary authority to vote, which includes the election of directors. Without your voting instruction, a “broker non-vote” will occur where the broker can register your shares as being present at the meeting for purposes of determining the presence of a quorum, but will not be able to vote on the election of directors absent instructions.

Q: What constitutes a quorum?

A:	As of the record date, 120,454,575 shares of Common Stock, 208,334 shares of Series A Convertible Preferred Stock and 11,664,993 shares of Series B Convertible Preferred Stock were outstanding. Except as otherwise required by law or our Certificate of Incorporation, the holders of the Common Stock, the holders of the Series A Convertible Preferred Stock and the holders of the Series B Convertible Preferred Stock vote together as a single class, with each share of Common Stock and each share of Series A Convertible Preferred Stock entitling the holder thereof to one vote and each share of Series B Convertible Preferred Stock entitling the holder thereof to ten votes. The holders of a majority in voting power of the outstanding shares of Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock (or 118,656,420 votes), present in person or represented by proxy, constitute a quorum for the purpose of the meeting. If you submit a properly executed proxy, then you will be considered part of the quorum. If you are present or represented by proxy at the meeting, you will count toward a quorum.

Q: Who can attend the Annual Meeting of Shareholders?

A:	All shareholders as of the record date may attend the Special Meeting of Shareholders.

Q: Are there any shareholders that own more than 5% of ThermoEnergy’s outstanding Common Stock?

A:	As of the record date, December 7, 2012, Security Investors, LLC, Robert S. Trump, The Focus Fund, Spencer Trask and Francis Howard each beneficially owned more than 5% of our outstanding Common Stock and each of them, as well as David Gelbaum and Monica Chavez Gelbaum (The Quercus Trust) and Focus Fund L.P., also beneficially owned more than 5% in voting power of our outstanding Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, considered together as a single class.

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Q: When are shareholder proposals due for the 2013 Annual Meeting of Shareholders?

A:	In order to be considered for inclusion in next year’s proxy statement, shareholder proposals must be submitted in writing by May 31, 2013, to the Chief Executive Officer, ThermoEnergy Corporation, 10 New Bond Street, Worcester, Massachusetts 01606.

If you notify us after July 1, 2013 of an intent to present a proposal at our 2013 Annual Meeting of Shareholders, we will have the right to exercise discretionary voting authority with respect to your proposal, if presented at the meeting, without including information regarding it in our proxy materials.

Q: What happens if a nominee for director is unable to serve as directors?

A:	If a nominee becomes unavailable for election, which we do not expect, votes will be cast for the substitute nominee or nominees who may be designated by the Nominating Committee of the Board of Directors.

Q: Who will be responsible for soliciting proxies?

A:	We have neither hired nor paid for assistance in the distribution of proxy materials and solicitation of votes. Employees, officers and directors of ThermoEnergy may solicit proxies, but will not be separately compensated for such solicitation. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out of pocket expenses for forwarding proxy and solicitation materials to the owners of Common Stock.

Q: Where can I find the voting results of the meeting?

A:	We will announce the voting results of the Special Meeting in lieu of Annual Meeting of Shareholders in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission within four business days after the meeting.

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PROPOSAL I

ELECTION OF DIRECTORS

Unless otherwise directed in the proxy, the persons named in the enclosed proxy card, or their substitute, will vote the proxy FOR the election of Cary G. Bullock and Arthur S. Reynolds to the Board of Directors.

Pursuant to our Certificate of Incorporation, as amended, the number of directors constituting the Board of Directors has been set at seven. Three members of the Board of Directors are elected by the holders of our Common Stock and our Series A Convertible Preferred Stock (voting together as a single class). All directors serve one-year terms. At the Special Meeting of Shareholders, two directors are to be elected by the holders of our Common Stock and our Series A Convertible Preferred Stock; one board seat for a director to be elected by the holders of the Common Stock is currently vacant. The Nominating Committee of the Board of Directors has determined to leave the third board seat vacant for the present while the Committee considers the credentials of qualified persons to join the Board of Directors. Cary G. Bullock and Arthur S. Reynolds currently serve on the Board of Directors and are being nominated for another term, expiring at the 2013 Annual Meeting of Shareholders.

Nominees

Cary G. Bullock, age 66, was appointed as our President and Chief Executive Officer and was elected to our Board of Directors on January 27, 2010.  Mr. Bullock also serves as Chief Executive Officer and a member of the Board of Directors of our subsidiary, ThermoEnergy Power Systems LLC, as President and a member of the Board of Directors of our subsidiary, CASTion Corporation, and as a member of the Board of Directors of our subsidiary, Unity Power Alliance LLC.  Prior to becoming our President and CEO, Mr. Bullock had been employed by GreenFuel Technologies Corporation, serving as Chief Executive Officer from February 2005 through July 2007 and as Vice President for Business Development from July 2007 through January 2009; he was a member of the Board of Directors of GreenFuel Technologies Corporation from February 2005 through August 2009. In May 2009, GreenFuel Technologies ceased business operations and made an assignment of its assets to a trustee for the benefit of its creditors.   From February 2009 through January 2010, Mr. Bullock served a variety of clients as an independent consultant and business advisor.  Prior to joining GreenFuel Technologies, Mr. Bullock was Chairman and Chief Executive Officer of Excelergy Corporation, Vice President of KENETECH Management Services and President of its affiliate, KENETECH Energy Management, Inc., Chairman and Chief Executive Officer of Econoler/USA Inc., Vice President of Engineering and Operations and Principal Engineer of Xenergy Inc., Director of Special Engineering and a Senior Engineer at ECRM, Inc. and a Senior Engineer at Sylvania Electronics Systems.  Mr. Bullock received an A.B. from Amherst College and an S.B. and an S.M. from Massachusetts Institute of Technology.  Having worked as a senior executive in several early stage energy companies, Mr. Bullock brings to the Board extensive industry and strategic experience.

Arthur S. Reynolds, age 68, has been a director of the Company since October 2008.  He also serves as a member of the Boards of Directors of our subsidiaries, CASTion Corporation and Unity Power Alliance LLC.  From August 3, 2009 through November 16, 2009, Mr. Reynolds served as our interim Chief Financial Officer, and except during that period, has been Chairman of the Audit Committee of the Board of Directors.  He is the founder of Rexon Limited of London and New York where, since 1999, he has served as managing director. Mr. Reynolds was founder and, from 1997 to 1999, managing partner of London-based Value Management & Research (UK) Limited.   Mr. Reynolds was the founder and, from 1982 to 1997, served as managing director of Ferghana Financial Services Limited.  Prior thereto, Mr. Reynolds held executive positions at Merrill Lynch International Bank Limited, Banque de la Société Financière Européene, J.P. Morgan & Company and Mobil Corporation.  From July 30 to November 30, 2011, Mr. Reynolds was the Chief Executive Officer of Clean Power Technologies.  Mr. Reynolds is a director of Apogee Technology, Inc.  Mr. Reynolds holds an A.B. from Columbia University, a M.A. from Cambridge University, and an M.B.A. in Finance from New York University.  Mr. Reynolds brings to the Board extensive financial and executive experience across multiple sectors, with special strength in the international arena.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES.

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Directors who are not Nominees for Election at the Special Meeting

Pursuant to our Certificate of Incorporation, as amended, four members of the Board of Directors are to be elected by the holders of our Series B Convertible Preferred Stock. The following members of the Board of Directors have been re-elected, effective January 18, 2013, to serve until the 2013 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, by written consent of the holders of a majority of the outstanding shares of our Series B Convertible Preferred Stock, and are therefore not candidates for election at the Special Meeting of Shareholders:

Dr. Dileep Agnihotri, age 43, has been a director of the Company since January 2012. He is CEO, President, and a member of the Board of Directors of Advanced Hydro Inc., a privately held company commercializing novel membranes technology and turn-key systems for treatment of waste-water in the oil and gas industry, including hydraulic fracturing wastewater recycling applications. He is also serving as acting CEO and a member of the Board of Directors of Graphene Energy, Inc. also a privately held company.  Dr. Agnihotri has been a principal at 21 Ventures, LLC, a venture capital management firm providing seed, growth and bridge capital for technology ventures, since 2008.  Prior to 21 Ventures and Advanced Hydro, he spent 8 years, from 2001 to 2008, as director and world-wide manager of Jordan Valley Semiconductors Inc., an Israeli private company in the thin-film metrology market, where he managed technology development, applications development and strategic, technical and product marketing.   Dr. Agnihotri holds a PhD in Nuclear Chemistry and an MS in Physical Chemistry from the University of Rochester.  He also has an MS degree in Physics from Agra University. He has published more than 30 articles and holds more than half a dozen patents. Dr. Agnihotri brings to the Board expertise in new and disruptive technologies, their market potential and commercialization aspects.

Joseph P. Bartlett, age 54, has been a director of the Company since May 2012. He previously served as a member of our Board of Directors from October 2009 until December 2009.  Mr. Bartlett is an attorney in private practice in Los Angeles, California and is counsel to The Quercus Trust. He has practiced corporate and securities law since 1985. From September 2004 until August 2008 he was a partner at Greenberg Glusker LLP and from September 2000 until September 2004 he was a partner at Spolin Silverman Cohen and Bartlett LLP. Mr. Bartlett graduated, magna cum laude, from the University of California, Hastings College of Law in 1985, and received an AB in English literature from the University of California at Berkeley in 1980. He brings to our Board of Directors expertise in corporate finance, corporate governance and the oversight of smaller reporting companies.

J. Winder Hughes III, age 54, has been a director of the Company since July 2009 (except for the period from January 27, 2010 to February 5, 2010).  Mr. Hughes also serves as a member of the Board of Directors of our subsidiary, CASTion Corporation.  Since 1995, Mr. Hughes has served as the managing partner of Hughes Capital Investors, LLC, which manages private assets and raises money for small public companies.  He formed the Focus Fund, LP in 2000 (with Hughes Capital as the fund manager), which is a highly-concentrated equity partnership that focuses on publicly-traded emerging growth companies.  From November 2007 to November 2009, Mr. Hughes was a director of Viking Systems, Inc., a manufacturer of surgical tools.  From 1983 to 1995, Mr. Hughes was an investment executive, first with Kidder Peabody & Co. and subsequently with Prudential Securities.  Mr. Hughes holds a B.A. in Economics from the University of North Carolina at Chapel Hill.  Mr. Hughes brings to the Board significant experience with capital raising, corporate restructuring, and managing strategic business relationships.

Shawn R. Hughes, age 52, has been a director of the Company since October 2009.  He previously served as a member of our Board of Directors from September 2008 until January 2009.  Mr. Hughes also serves as a member of the Board of Directors of our subsidiary, CASTion Corporation.  He served as President and Chief Operating Officer of the Company from January 1, 2008 to January 27, 2010. From June 15, 2007 through December 31, 2007, he was employed by us to assist the Chief Executive Officer in administering corporate affairs and overseeing all of our business operating functions. From November 2006 to May 2007, Mr. Hughes served as President and Chief Operating Officer of Mortgage Contract Services.  From 2001 to 2006, Mr. Hughes served as Chief Executive Officer of Fortress Technologies.  Mr. Hughes holds a B.S.B.A. from Slippery Rock University and an M.B.A. from Florida State University.  Mr. Hughes brings to the Board extensive experience in executive management and strategic planning.

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Pursuant to our Certificate of Incorporation, as amended, the holders of our Series B Convertible Preferred Stock are entitled to elect four members of our Board of Directors (the “Series B Directors”), which Series B Directors are subject to removal only by a vote of the holders of not less than 66⅔% of the then-outstanding shares of Series B Convertible Preferred Stock voting as a separate class; any vacancy created by the resignation or removal of a Series B Director may be filled either by (i) the vote or consent of the holders of a majority of the then-outstanding shares of Series B Convertible Preferred Stock or (ii) the unanimous vote or consent of the remaining Series B Directors.  The holders of our Series B Convertible Preferred Stock are parties to a Voting Agreement dated as of November 19, 2009 (the “Voting Agreement”), pursuant to which they have agreed to vote all of their shares of Series B Convertible Preferred Stock for the election to our Board of Directors of three persons designated by The Quercus Trust and one person designated by Robert S. Trump.  The Series B Directors are Dileep Agnihotri, Joseph P. Bartlett and J. Winder Hughes III (all of whom are designees of The Quercus Trust) and Shawn R. Hughes (who is the designee of Robert S. Trump).  The parties to the Voting Agreement have agreed to terminate such agreement (and consequently the rights of The Quercus Trust and Mr. Trump to designate persons for election as Series B Directors) effective as of the conclusion of the Special Meeting in lieu of the 2012 Annual Meeting.

The holders of our Common Stock, voting together with the holders of our Series A Preferred Stock, are entitled to elect three members of our Board of Directors (the “Common Stock Directors”), which Common Stock Directors are subject to removal only by a vote of the holders of a majority of the then-outstanding shares of Common Stock (taken together as a single class with the then-outstanding shares of Series A Preferred Stock); any vacancy created by the resignation or removal of a Common Stock Director may be filled either by (i) the vote or consent of the holders of a majority of the then-outstanding shares of Common Stock and Series A Preferred Stock (voting or consenting together as a single class) or (ii) the unanimous vote or consent of the remaining Common Stock Directors.  The Common Stock Directors are currently Cary G. Bullock and Arthur S. Reynolds; one Common Stock Directorship is vacant.  All directors serve terms of one year.

The Executive Employment Agreement of our Chairman and Chief Executive Officer, Cary G. Bullock, provides that, during the term of his employment, he will be elected to serve on our Board of Directors.

None of our directors or executive officers is related by blood or marriage to any other director or executive officer.

Committees of the Board of Directors

Compensation and Benefits Committee.  The Compensation and Benefits Committee consists of Mr. Shawn Hughes, as Chairman, Dr. Agnihotri and Mr. Winder Hughes.  Until his death in March 2012, David Anthony served as a member and as Chairman of this committee. This committee makes recommendations to the Board of Directors on compensation generally and acts on behalf of the Board of Directors with respect to executive officer salaries, bonus awards, stock option grants, special awards and supplemental compensation.  The Compensation and Benefits Committee consults generally with management on matters concerning executive compensation and other compensation issues where Board of Directors or shareholder action is contemplated.  The Board has determined that the following members of the Compensation and Benefits Committee are independent: Dr. Agnihotri and Mr. Winder Hughes.

Audit Committee.  The Audit Committee consists of Mr. Reynolds, as Chairman, Mr. Bartlett and Mr. Winder Hughes. David Anthony served on this committee until his death in March 2012.  This committee oversees the Company’s financial reporting process and internal controls.  The Audit Committee is governed by a written charter approved by the Board of Directors.  The charter sets out the Audit Committee’s membership requirements and responsibilities.  A copy of the Audit Committee charter was provided to shareholders as Annex A to the Company’s 2010 proxy statement.  As part of its duties, the Audit Committee consults with management and the Company’s independent registered public accounting firm during the year on matters related to the annual audit, internal controls, the published financial statements and the accounting principles and auditing procedures being applied.  The Audit Committee selects the Company’s independent registered public accounting firm, reviews the independent registered public accounting firm’s audit fees, discusses relationships with the auditor, and reviews and approves in advance non-audit services to ensure no compromise of independence.  The Board has determined that all of the members of the Audit Committee are “audit committee financial experts” (as defined in Item 407(d)(5)(ii) of Regulation S-K) and independent.

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Nominating Committee.  The directors elected by the holders of our Common Stock and our Series A Convertible Preferred Stock (Messrs. Bullock and Reynolds) serve as the Nominating Committee, with Mr. Reynolds serving as Chairman.  The Nominating Committee identifies the individuals to be nominated for election to the Board of Directors by the holders of our Common Stock and our Series A Convertible Preferred Stock.  In considering candidates, the Nominating Committee seeks to assure that the Board of Directors will include persons with a variety of skills and experience, including at least one director with expertise in the areas of science and technology in which the Company operates and at least one director who qualifies as an audit committee financial expert.  The Nominating Committee does not have a charter.  The Nominating Committee will consider director candidates recommended by the shareholders if a nominating shareholder complies with the following requirements.  If a shareholder wishes to recommend a candidate to the Nominating Committee for consideration as a candidate for election to the Board of Directors, the shareholder must submit in writing to the Nominating Committee the nominee’s name and a brief resume setting forth the nominee’s business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate’s willingness to be nominated and to serve.  This information must be delivered to the Chairman of the Nominating Committee at the following address: ThermoEnergy Corporation, 10 New Bond Street, Worcester, MA 01606 and must be received no later than March 31 in any year to be considered as a potential director nominee at the Annual Meeting of Shareholders for such year.  The Nominating Committee may request additional information if it determines a potential candidate may be an appropriate nominee.

Shareholder Communications

The Board of Directors does not have a formal policy for shareholder communications to the Board of Directors.  The small size of the Board of Directors and the simple administrative structure of the Company permits shareholders to have easy access to our management and its directors for any communications, including those pertaining to director nominations as set forth above.  Shareholder inquiries, suggestions and other communications may be directed to the Chairman of our Board of Directors at ThermoEnergy Corporation, 10 New Bond Street, Worcester, MA 01606.

Code of Ethics

The Company’s Code of Business Conduct and Ethics, including provisions that apply to our Chief Executive Officer and our Chief Financial Officer, is posted on our corporate website at http://ir.stockpr.com/thermoenergy.

Board Determination of Independence

Our securities are not listed on a national securities exchange or on an inter-dealer quotation system which has requirements that a majority of the board of directors be independent.  In determining which directors and which members of committees are “independent,” our Board of Directors has voluntarily adopted the independence standards set forth in the Listing Rules of the Nasdaq Stock Market.  Our Board of Directors has determined that, in accordance with these standards, all of its members (other than Messrs. Bullock and Shawn Hughes) are “independent directors.”

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Board Leadership Structure

Mr. Cary G. Bullock currently combines the roles of the Company’s Chairman and Chief Executive Officer. The Board of Directors believes that the interests of the Company and its stockholders are currently best served by having the same individual serve as Chairman and Chief Executive Officer. The Board of Directors believes that mandating a split in the roles of the Chairman and Chief Executive Officer would at the present time be counterproductive by depriving the Board of Directors of the ability to select the most qualified and appropriate individual to lead the Board as Chairman. The Board of Directors believes that it should have the flexibility to make these determinations at any given point in time in the way that it considers best to provide appropriate leadership for the Company at that time. Having the Chief Executive Officer as Chairman at the current time has a number of benefits, including promoting a cohesive vision and strategy for the Company, clear and direct communication to the Board of Directors of any key enterprise risks and the ability of the Company to respond nimbly in a dynamic industry. The Board also believes that Board independence and oversight of management are effectively maintained through the Board’s current composition and the presence of independent directors.

Arthur S. Reynolds has been designated by the Board of Directors as independent lead director.

The Role of the Board in Risk Oversight

Our Board of Directors is responsible for understanding the risks faced by the Company, the level of risk that is appropriate for the Company, in light of its size, stage and industry, the steps that management is taking to manage risks and assessing the effectiveness of those steps. The role of our Board of Directors role in risk oversight includes receiving regular reports from members of senior management on areas of material risk to the Company, such as the status of pending litigation and the ongoing review of our internal controls. In addition to the Board of Directors, the Audit Committee plays an integral part in fulfilling its oversight responsibilities in certain areas of risk, specifically financial and enterprise risk, including internal controls. The Audit Committee reviews and discusses with management our major financial risk exposures, including risks related to fraud and regulatory compliance, our policies with respect to risk assessment and risk management, and the steps management has taken to monitor and control such exposures. Each of our directors has access to our Chief Financial Officer and any other members of our management to discuss and monitor potential risks.

Security Ownership by Certain Beneficial Owners and Management and Related Stockholder Matters

Common Stock

The following table sets forth certain information as of December 7, 2012 with respect to beneficial ownership of our Common Stock by each shareholder known by the Company to be the beneficial owner of more than 5% of our Common Stock and by each of our directors and executive officers and by all of the directors, nominees for election as director, and executive officers as a group.

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Beneficial Owners	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)

Directors and Officers

Dileep Agnihotri
13711 Immanuel Road, Suite 100
Pflugeville, Texas 78660	30,000	(3)	*

Joseph P. Bartlett
1900 Avenue of the Stars, 20th Floor
Los Angeles, California 90067	30,000	(3)	*

Cary G. Bullock
10 New Bond Street
Worcester, Massachusetts 01606	7,369,547	(4)	5.8%

J. Winder Hughes III
PO Box 389
Ponte Vedra, Florida 32004	14,339,688	(5)	11.0%

Shawn R. Hughes
717 South Edison Avenue
Tampa, Florida 33606	1,012,500	(6)	*

Gregory M. Landegger
10 New Bond Street
Worcester, Massachusetts 01606	587,500	(3)	*

Arthur S. Reynolds
230 Park Avenue, Suite 1000
New York, New York 10169	811,103	(7)	*

All executive officers and directors as a group (7 persons)	24,180,338	(8)	17.3%

Other 5% Beneficial Owners

David Gelbaum and Monica Chavez Gelbaum
Quercus Trust
1835 Newport Blvd.
A109-PMC 467
Costa Mesa, California 92627	62,409,857	(9)	35.7%

Security Investors, LLC
One Security Benefit Place
Topeka, Kansas 66636	24,441,140	(10)	17.3%

Robert S. Trump
89 10th Street
Garden City, New York 11530	39,511,798	(11)	25.9%

The Focus Fund
PO Box 389
Ponte Vedra, Florida 32004	11,595,838	(12)	9.0%

Empire Capital Management and Affiliates
One Gorham Island, Suite 201
Westport, Connecticut 06880	26,202,181	(13)	4.99	%(13)

Kevin B. Kimberlin c/o Spencer Trask
535 Madison Avenue
New York, NY 10022	28,875,225	(14)	19.6%

Massachusetts Technology Development Corp.
40 Broad St. Suite 230
Boston, MA 02109	14,908,233	(15)	11.1%

BCLF Ventures I, LLC
56 Warren St.
Boston, MA 02119	8,403,041	(16)	6.5%

Francis Howard
376 Victoria Place
London, United Kingdom SW1V 1AA	8,500,000	(17)	7.0%

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*	Less than 1%.

(1)	Includes shares as to which the identified person or entity directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power, as these terms are defined in Rule 13d-3(a) of the Exchange Act. Shares of Common Stock underlying options to purchase shares of Common Stock and securities convertible into shares of Common Stock, which were exercisable or convertible on, or become exercisable or convertible within 60 days after, December 12, 2012 are deemed to be outstanding with respect to a person or entity for the purpose of computing the outstanding shares of Common Stock owned by the particular person and by the group, but are not deemed outstanding for any other purpose.

(2)	Based on 120,454,575 shares of Common Stock issued and outstanding on December 12, 2012 plus, with respect to each individual or entity (but not with respect to other individuals or entities), the number of shares of Common Stock underlying options to purchase shares of Common Stock and securities convertible into shares of Common Stock, held by such individual or entity which were exercisable or convertible on, or which become exercisable or convertible within 60 days after, December 12, 2012.

(3)	All shares are issuable upon exercise of options.

(4)	Includes 625,000 shares issuable upon the exercise of warrants and 6,119,547 shares issuable upon exercise of options.

(5)	Includes 3,357,500 shares owned by The Focus Fund. Also includes 8,238,338 shares issuable to The Focus Fund and 153,850 shares issuable to Hughes Capital upon the exercise of warrants or conversion of shares of Series B Convertible Preferred Stock. Mr. Hughes is the Managing Director of both funds and may be deemed to be the beneficial owner of the securities held by such funds; he disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein. Also includes 90,000 shares issuable upon exercise of options.

(6)	Includes 910,000 shares issuable upon exercise of options and warrants.

(7)	Includes 630,000 shares issuable upon exercise of options and warrants. Also includes 181,103 shares issuable upon the exercise of warrants held by Christine Reynolds, Mr. Reynolds’s wife. Mr. Reynolds disclaims beneficial ownership of the shares issuable to Mrs. Reynolds.

(8)	Includes shares issuable upon exercise of options and warrants and conversion of shares of Series B Convertible Preferred Stock, as detailed in notes (3) through (7) above.

(9)	This beneficial ownership information is based, in part, on information contained in Amendment No. 8 to the Statement on Schedule 13D filed by The Quercus Trust and Mr. and Mrs. Gelbaum as its trustees on August 13, 2010. Includes 23,987,090 shares issuable upon conversion of shares of Series B Convertible Preferred Stock and 30,411,423 shares issuable upon the exercise of warrants.

(10)	This beneficial ownership information is based, in part, on information contained in Amendment No. 4 to the Statement on Schedule 13G filed by Security Investors, LLC on May 10, 2012. Includes 20,833,340 shares issuable upon conversion of shares of Series B Convertible Preferred Stock. Security Investors, LLC is the investment adviser to the following funds (the “Funds”): (i) Security Equity Fund, Mid Cap Value Fund, (ii) SBL Fund Series V (Mid Cap Value), (iii) Security Equity Fund, Mid Cap Value Institutional Fund, (iv) SBL Fund, Series Q (Small Cap Value) and (v) Security Equity Fund, Small Cap Value Fund. Each of the Funds is an investment company registered under the Investment Company Act of 1940, as amended. The securities owned by each Fund are as follows:

Fund	Shares of Common Stock	Shares of Common Stock Issuable upon Conversion of Shares of Series B Preferred Stock
Security Equity Fund, Mid Cap Value Fund	2,701,839	8,583,340
SBL Fund, Series V (Mid Cap Value)	905,961	3,083,330
Security Equity Fund, Mid Cap Value Institutional Fund	-	7,937,500
SBL Fund, Series Q (Small Cap Value)	-	1,166,670
Security Equity Fund, Small Cap Value Fund	-	62,500

 As investment adviser to the Funds, Security Investors, LLC may be deemed to be the beneficial owner of such securities.

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(11)	Includes 31,773,770 shares issuable upon conversion of shares of Series B Convertible Preferred Stock.

(12)	Includes 6,093,840 shares issuable upon conversion of shares of Series B Convertible Preferred Stock and 2,144,498 shares issuable upon the exercise of warrants.

(13)	This beneficial ownership information is based, in part, on information contained in Amendment No. 6 to the Statement on Schedule 13G filed by the group consisting of Empire Capital Management LLC and its affiliates on February 14, 2012. Includes 23,198,610 shares issuable upon conversion of outstanding shares of Series B Convertible Preferred Stock. The shares of Series B Convertible Preferred Stock over which Empire Capital Management and its affiliates have shared voting and dispositive power (the "Blocker Securities") are subject to a 4.99% "blocker" provision. The percentage set forth in the column under the heading “Percent of Class” gives effect to such blocker; however, the number of shares of Common Stock set forth in the column under the heading “Amount and Nature of Beneficial Ownership” includes all shares that would be issuable upon full conversion of the Blocker Securities without giving effect to such blocker.

(14)	Includes 5,517,250 shares issuable upon conversion of shares of Series B Convertible Preferred Stock and 20,922,108 shares issuable upon the exercise of warrants.

(15)	Includes 3,146,130 shares issuable upon conversion of shares of Series B Convertible Preferred Stock and 10,754,832 shares issuable upon the exercise of warrants.

(16)	Includes 1,799,670 shares issuable upon conversion of shares of Series B Convertible Preferred Stock and 6,025,098 shares issuable upon the exercise of warrants.

(17)	This beneficial ownership information is based, in part, on information contained on Schedule 13G filed by Mr. Howard on March 14, 2012. Includes 1,250,000 shares issuable upon the exercise of warrants.

Series A Convertible Preferred Stock

As of December 7, 2012, there were 208,334 shares of Series A Convertible Preferred Stock issued and outstanding, all of which were held by Mr. Gregg Frankel.  Shares of Series A Convertible Preferred Stock are convertible into shares of Common Stock on a 1-for-1 basis.  The shares of Series A Convertible Preferred Stock held by Mr. Frankel represent a beneficial ownership of less than 1% of our issued and outstanding Common Stock.  None of our directors or executive officers owns any shares of Series A Convertible Preferred Stock.

Series B Convertible Preferred Stock

As of December 7, 2012, there were 11,664,993 shares of Series B Convertible Preferred Stock issued and outstanding.  The following table sets forth certain information as of December 7, 2012 with respect to beneficial ownership of our Series B Convertible Preferred Stock by each shareholder known by the Company to be the beneficial owner of more than 5% of our Series B Convertible Preferred Stock and by each of our directors and executive officers and by all of the directors, nominees for election as director, and executive officers as a group.  Shares of Series B Convertible Preferred Stock are convertible into shares of Common Stock on a 10-for-1 basis.

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Beneficial Owners	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)

Directors and Officers

Dileep Agnihotri
13711 Immanuel Road, Suite 100
Pflugeville, Texas 78660	0		*

Joseph P. Bartlett
1900 Avenue of the Stars, 20th Floor
Los Angeles, California 90067	0		*

Cary G. Bullock
10 New Bond Street
Worcester, Massachusetts 01606	0		*

J. Winder Hughes III
PO Box 389
Ponte Vedra, Florida 32004	624,769	(3)	5.4%

Shawn R. Hughes
717 South Edison Avenue
Tampa, Florida 33606	0		*

Gregory M. Landegger
10 New Bond Street
Worcester, Massachusetts 01606	0		*

Arthur S. Reynolds
230 Park Avenue, Suite 1000
New York, New York 10169	0		*

All executive officers and directors as a group (7 persons)	624,769	(3)	5.4%

Other 5% Beneficial Owners

David Gelbaum and Monica Chavez Gelbaum
Quercus Trust
1835 Newport Blvd.
A109-PMC 467
Costa Mesa, California 92627	2,398,709		20.6%

Security Investors, LLC
One Security Benefit Place
Topeka, Kansas 66636	2,083,334	(4)	17.9%

Robert S. Trump
89 10th Street
Garden City, New York 11530	3,177,377		27.2%

The Focus Fund
PO Box 389
Ponte Vedra, Florida 32004	609,384		5.2%

Empire Capital Management and Affiliates
One Gorham Island, Suite 201
Westport, Connecticut 06880	2,319,861		19.9%

*	Less than 1%

(1)	Includes shares as to which the identified person or entity directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power, as these terms are defined in Rule 13d-3(a) of the Exchange Act.

(2)	Based on 11,664,993 shares of Series B Convertible Preferred Stock issued and outstanding on December 12, 2012.

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(3)	Includes 609,384 shares owned by The Focus Fund and 15,385 shares owned by Hughes Capital. Mr. Hughes is the Managing Director of both funds and may be deemed to be the beneficial owner of the securities held by such funds; he disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(4)	Security Investors, LLC may be deemed to be the beneficial owner of these shares because it is the investment adviser to the following funds (the “Funds”) which own shares of Series B Convertible Preferred Stock: (i) Security Equity Fund, Mid Cap Value Fund, (ii) SBL Fund Series V (Mid Cap Value), (iii) Security Equity Fund, Mid Cap Value Institutional Fund, (iv) SBL Fund, Series Q (Small Cap Value) and (v) Security Equity Fund, Small Cap Value Fund. Each of the Funds is an investment company registered under the Investment Company Act of 1940, as amended. The shares of Series B Convertible Preferred Stock owned by each Fund are as follows:

Fund	Shares of Series B Convertible Preferred Stock
Security Equity Fund, Mid Cap Value Fund	858,334
SBL Fund, Series V (Mid Cap Value)	308,333
Security Equity Fund, Mid Cap Value Institutional Fund	793,750
SBL Fund, Series Q (Small Cap Value)	116,667
Security Equity Fund, Small Cap Value Fund	6,250

Votes Available to Certain Beneficial Owners, Directors and Executive Officers

Each share of Common Stock and each share of Series A Convertible Preferred Stock entitles the holder thereof to one vote and each share of Series B Convertible Preferred Stock entitles the holder thereof to ten votes. The holders of the Common Stock and the holders of the Series A Convertible Preferred Stock vote together as a single class on the election of directors (the holders of Series B Convertible Preferred Stock have exercised their franchise for election of directors through written consent – see Directors who are not Nominees for Election at the Special Meeting above). The holders of the Common Stock, the holders of the Series A Convertible Preferred Stock and the holders of the Series B Convertible Preferred Stock (voting together as a single class) and the holders of the Series B Convertible Preferred Stock (voting as a separate class) vote to approve the amendment to our Certificate of Incorporation. The holders of the Common Stock, the holders of the Series A Convertible Preferred Stock and the holders of the Series B Convertible Preferred Stock vote together as a single class on the proposal to ratify the appointment of the auditors.

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proposal ii

APPROVAL AND ADOPTION OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED

STOCK, TO BIFURCATE THE SERIES B CONVERTIBLE PREFERRED STOCK AND TO CREATE A

NEW CLASS OF PREFERRED STOCK TO BE DESIGNATED “SERIES C CONVertible

PREFERRED STOCK’

Our Certificate of Incorporation currently authorizes the Company to issue 425,000,000 shares of Common Stock, par value $0.001 per share, and 40,000,000 shares of Preferred Stock, par value $0.01 per share. Of the authorized Preferred Stock, 208,334 shares have been designated “Series A Convertible Preferred Stock”, 12,000,000 shares have been designated “Series B Convertible Preferred Stock” and the remaining shares are undesignated, to be issued, from time to time in one or more series, with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by our Board of Directors

The Board of Directors proposes to amend the Certificate of Incorporation to effect three changes thereto.

•   First, the amendment would increase the number of authorized shares of Common Stock to 800,000,000 and increase the number of authorized shares of Preferred Stock to 50,000,000. The additional authorized shares of Common Stock would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock now issued and outstanding. The additional authorized shares of Preferred Stock would be undesignated, to be issued, from time to time in one or more series, with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by our Board of Directors

•   Second, the amendment would reduce the number of shares designated as “Series B Convertible Preferred Stock” from 12,000,000 to 1,000,000 and would re-designate the remaining 11,000,000 shares heretofore designated as “Series B Convertible Preferred Stock” as “Series B-1 Convertible Preferred Stock”, with the shares in each sub-series having identical voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions except that the shares of Series B-1 Convertible Preferred Stock shall have priority in liquidation.

•   Third, the amendment would designate 15,000,000 shares of the previously authorized but undesignated shares of Preferred Stock as “Series C Convertible Preferred Stock”, with the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions set forth in the Description of the Series C Convertible Preferred Stock included in Annex A.

The proposed amendment to our Certificate of Incorporation is attached hereto as Annex A.

In addition to bifurcating Series B Convertible Preferred Stock into two sub-series, the proposed amendment reduces from $0.24 to $0.10 the price per shares at which the issuance or deemed issuance of shares of Common Stock would trigger anti-dilution adjustment to the conversion price of the Series B Convertible Preferred Stock and the Series B-1 Convertible Preferred Stock.

The proposed amendment also establishes a new series of Preferred Stock designated as “Series C Convertible Preferred Stock”.

In liquidation, the Series C Convertible Preferred Stock will rank junior to the Series A Convertible Preferred Stock and senior to all other classes and series of capital stock, including the Series B Convertible Preferred Stock, the Series B-1 Convertible Preferred Stock and the Common Stock. The holders of Series C Convertible Preferred Stock will be entitled to a liquidation preference of $0.76 per share, plus all accrued and unpaid dividends thereon.

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The Series C Convertible Preferred Stock will be convertible into shares of Common Stock at an initial rate of 10-for-1, subject to conventional weighted-average anti-dilution adjustment in the event we issue or are deemed to issue shares of Common Stock at a price less than $0.076 per share. T he Series C Convertible Preferred Stock will be redeemable, at a price equal to $0.76 per share, plus all accrued and unpaid dividends thereon, at the election of the holders of 66-⅔% of the then-outstanding shares, in three equal annual installments on or after December 31, 2017.

The holders of the Series C Convertible Preferred Stock will vote together with the holders of the Series B Convertible Preferred Stock and the Series B-1 Convertible Preferred Stock, as a single class, to elect four of the seven members of our Board of Directors. On all other matters brought to the shareholders for a vote, except for matters affecting only the rights of the holders of the Series C Convertible Preferred Stock, or as otherwise required under the Delaware General Corporation Law, the holders of the Series C Convertible Preferred Stock will vote together with the holders of the Series B Convertible Preferred Stock, the Series B-1 Convertible Preferred Stock, and the Common Stock, as a single class (with each share having the number of votes equal to the number of shares of Common Stock into which it is then convertible).

The consent of the holders of 66-⅔% of the then-outstanding shares of the Series C Convertible Preferred Stock, the Series B Convertible Preferred Stock, and the Series B-1 Convertible Preferred Stock (considered as a single class, the “Series B/C Convertible Preferred Stock”) shall be required to (i) amend, repeal or add any provisions to the Certificate of Incorporation or Bylaws which would adversely alter or change the rights, preferences or privileges of the Series B/C Convertible Preferred Stock; (ii) with certain exceptions, increase or decrease the number of authorized shares of Series B/C Convertible Preferred Stock; (iii) create or issue any class or series of shares, or any instruments convertible into any shares, having preference or priority equal or senior to any outstanding shares of Series B/C Convertible Preferred Stock as to dividends or assets; (iv) pay or declare dividends on any Common Stock (except dividends payable solely in shares of Common Stock); (v) redeem any shares of Common Stock (other than repurchases from employees, consultants, officers or directors approved by a disinterested majority of the Board of Directors); (vi) effect any recapitalization which would adversely alter or change the rights, preferences or privileges of the Series B/C Convertible Preferred Stock; (vii) with limited exceptions, effect any merger or consolidation with one or more other corporations; (viii) effect the sale of all or substantially all our assets; (ix) effect the liquidation or dissolution of the Corporation; or (ix) increase or decrease the size of the Board of Directors.

Of our authorized Common Stock, 120,454,575 shares are issued and outstanding and an additional 133,797 shares are held as treasury shares. 208,334 authorized but unissued shares of our Common Stock are held in reserve for issuance upon conversion of outstanding shares of Series A Convertible Preferred Stock and an additional 116,649,930 authorized but unissued shares are held in reserve for issuance upon conversion of outstanding shares of Series B Convertible Preferred Stock. An aggregate of 140,528,077 authorized but unissued shares of our Common Stock are reserved for issuance upon exercise of outstanding options and warrants or conversion of other outstanding convertible securities, and 8,130,706 shares of our authorized but unissued Common Stock have been reserved for issuance pursuant to options and other incentive stock awards that may be granted in the future under the ThermoEnergy Corporation 2008 Incentive Stock Plan. As a result of these issuances and reservations, only 8,130,716 shares of our Common Stock remain available for future grants under the Plan.

We have no present commitments, agreements, or intent to issue additional shares of Common Stock or our Preferred Stock, other than with respect to currently reserved shares issuable upon conversion of outstanding shares of our Preferred Stock, upon exercise of outstanding stock options, or upon exercise of outstanding warrants or conversion of outstanding convertible debt except as follows:

•   As discussed in connection with Proposal III below, our Board of Directors has amended the ThermoEnergy Corporation 2008 Incentive Stock Plan, subject to shareholder approval, to increase by 20,000,000 the number of shares of Common Stock that may be issued, from time to time, as direct grants or upon exercise of warrants or other rights granted to employees, officers, and directors of, and consultants to, the Company and its subsidiaries under such Plan.

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•   As an inducement to holders of outstanding Common Stock Purchase Warrants to exercise such warrants or to surrender such warrants in exchange for shares of our Common Stock, in 2011 we agreed with such holders, subject to shareholder approval of the proposed amendment to our Certificate of Incorporation, to allow such holders to exchange their shares of Series B Convertible Preferred Stock for an equal number of shares of Series B-1 Convertible Preferred Stock and thereby to obtain priority in liquidation over the holders of Series B Convertible Preferred Stock who elected not to exercise or surrender their warrants.

•   To raise capital to fund ongoing business operations, we intend to issue, offer and sell shares of the Series C Convertible Preferred Stock to a group of accredited investors, in a private placement exempt from the registration requirements of the Securities Act of 1933.

The Board of Directors believes that, in addition to the foregoing intended uses of the proposed additional new shares, it is desirable to increase the number of shares of Common Stock and of undesignated Preferred Stock to provide the Company with adequate flexibility in the future to be able to raise capital to fund operations and corporate expansion, such as acquisitions of other companies or of rights in technologies or the establishment of strategic relationships. At this time, we do not have any specific plans to engage in any such transactions or to issue any shares of Common Stock in connection with any acquisition or strategic partnership.

Vote Required

Approval of the proposal to amend our Certificate of Incorporation will require the affirmative vote of the holders of at least a majority of the shares of Common Stock, Series A Preferred Stock and Series B Convertible Preferred Stock outstanding on the Record Date (considered as a single class), or 118,656,420 votes, plus at least a majority of the shares of Series B Convertible Preferred Stock outstanding as of the Record Date, or 5,832,497 shares of Series B Convertible Preferred Stock (voting separately).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION

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proposal iII

APPROVAL OF AMENDMENTS TO THE THERMOENERGY CORPORATION 2008 INCENTIVE STOCK PLAN

The ThermoEnergy Corporation 2008 Incentive Stock Plan (the “2008 Plan”) was adopted by the Board of Directors on May 7, 2008 and approved by the shareholders on June 26, 2008 Amendments to the Plan were adopted by the Board of Directors on January 27, 2010 and approved by the shareholders of November 18, 2010.

Our Board of Directors believes that long-term performance is best stimulated through an ownership culture that encourages such performance through the use of stock-based awards.  The 2008 Plan was established to provide certain of our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of shareholders and with our long-term success.  We believe that the use of stock options and other stock-based awards offers the best approach to achieving our long-term compensation goals.  While the 2008 Plan provides for a variety of stock-based awards, to date we have relied exclusively on stock options to provide equity incentive compensation.  We believe that stock options most effectively focus the attention of our executives and management on long-term performance and stock price appreciation. Stock options granted to our executive officers have an exercise price equal to the fair market value of our common stock on the grant date.  Our stock options typically vest 25% on the first anniversary of grant and thereafter in equal quarterly installments over an additional three-year period, and generally expire ten years after the date of grant.  Stock option grants to our executive officers are made in connection with the commencement of employment, in conjunction with an annual review of total compensation and, occasionally, to meet special retention or performance objectives.  Proposals to grant stock options to our executive officers are made by our CEO to the Compensation and Benefits Committee of our Board of Directors.

The number of shares of our common stock remaining available for grant under the 2008 Plan has been reduced to 8,130,706 (representing less than 2.5% of our fully-diluted capitalization (assuming the conversion of all of our outstanding Preferred Stock, the conversion of all of our outstanding convertible debt, and the exercise of all of our outstanding options and warrants).   In light of the significance we place on equity-based incentive compensation, on November 19, 2012 our Board of Directors, at the recommendation of the Compensation and Benefits Committee, adopted the following Resolutions to amend the 2008 Plan (subject to shareholder approval at this Meeting) to increase the number of shares of our common stock available for grant from 20,000,000 to 40,000,000 and to increase the number of shares with respect to which automatic stock options shall be granted to non-employee directors from 30,000 to 100,000:

Resolved:	That the ThermoEnergy Corporation 2008 Incentive Stock Plan be, and it hereby is, amended, subject to approval by the shareholders of this Corporation, (i) to amend and restate the first sentence of Section 4.1 thereof to read in its entirety as follows: “Subject to adjustment as provided in Section 4.2 hereof, the number of Shares hereby reserved for issuance to Participants under the Plan shall be Forty Million Shares (40,000,000).”; (ii) to amend and restate Section 5.3(a) to read in its entirety as follows: “Subject to the provisions of Section 5.3(d), each person who, subsequent to the Effective Date, is for the first time elected or appointed to the Board and who qualifies, at such time, as a Non-Employee Director, shall automatically be granted a Nonqualified Stock Option to purchase 100,000 Shares, effective as of the date of his or her election or appointment to the Board, on the terms and conditions set forth in the Plan, at an Option Price equal to the Fair Market Value of a Share on the date of grant or, if the date of the grant is not a business day on which the Fair Market Value can be determined, on the last business day preceding the date of grant on which the Fair Market Value can be determined.”; and (iii) to amend and restate Section 5.3(b) to read in its entirety as follows: “Subject to the provisions of Section 5.3(d), each Non-Employee Director who is re-elected as a director at an annual meeting of stockholders shall be granted an additional Nonqualified Stock Option to purchase 100,000 Shares, on the terms and conditions set forth in the Plan, at an option price per share equal to the Fair Market Value of a Share on the date of such annual meeting.”

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Resolved Further:

That the amendments to the ThermoEnergy Corporation 2008 Incentive Stock Plan adopted pursuant to the foregoing Resolution be presented to the shareholders of this Corporation for their consideration at the 2012 Annual Meeting, with the recommendation of this Board that such amendments be approved.

Description of the 2008 Plan, as amended

The following is a brief summary of the 2008 Plan, as amended, a copy of which is attached hereto as Annex B. The following summary is qualified in its entirety by reference to the amended 2008 Plan.

Types of Awards

The 2008 Plan provides for the grant of non-statutory stock options, restricted stock, stock appreciation rights, incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and other stock-based awards.

Incentive Stock Options and Non-Statutory Stock Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price less than the fair market value of the common stock on the date of grant. Options may not be granted for a term in excess of ten years. Outstanding options may not be amended to provide an exercise price per share which is lower than the then current exercise price per share of such outstanding options. The Board of Directors may not cancel any outstanding options and grant in substitution  new options under the 2008 Plan covering the same or a different number of shares of common stock and having an exercise price per share lower than the then current exercise price per share of the cancelled options.

  Restricted Stock Awards.   Restricted stock awards entitle recipients to acquire shares of common stock, subject to the Company’s right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Restricted stock awards granted under the 2008 Plan may vest based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws. Performance criteria for each restricted stock award are intended to qualify for purposes of Section 162(m) of the Code and will be based on one or more of the performance measures specified in Article 10 of the 2008 Plan.

Stock Appreciation Rights.  A stock appreciation right (a “SAR”) is an award entitling the holder to exercise to receive, at the election of the Board of Directors, an amount in cash or common stock, or combination thereof determined in whole or in part by reference to the appreciation, from and after the date of grant, in the fair market value of a share of common stock. SARs may be based solely on appreciation in the fair market value of common stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index.

Other Stock-Based Awards.  Under the 2008 Plan, the Board of Directors has the right to grant other awards of common stock or awards otherwise based upon common stock or other property, including without limitation rights to purchase shares of common stock, having such terms and conditions as the board may determine.

Eligibility to Receive Awards

Employees, officers, directors, consultants, advisors and other service providers of the Company (“Participants”) are eligible to be granted awards under the 2008 Plan. The number of shares for stock options to any one participant under the 2008 Plan is not limited. The number of shares for SAR awards to any one participant is limited to 500,000 per year.  The number of shares for restricted stock grants to any one participant is limited to 250,000 per year.  The maximum aggregate grant with respect to awards of Performance Shares made in any one calendar year to any one participant shall be equal to the fair market value (measured on the date of grant) of 500,000 shares. The maximum aggregate amount awarded with respect to Performance Units in such circumstances may not exceed $250,000.

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Stock Available for Awards

Subject to adjustment in connection with stock splits, reverse splits and the like as provided in the 2008 Plan, the number of shares of our Common Stock reserved for issuance to Participants under the 2008 Plan is 40,000,000. Any shares covered by an award (or portion of an award) granted under the 2008 Plan which is forfeited or canceled or expires shall be deemed not to have been delivered for purposes of determining the maximum number of shares available for delivery under the 2008 Plan.

Outstanding Stock Awards. .

As of December 7, 2012, Options for the purchase of an aggregate of 11,869,294 shares of common stock had been granted and were outstanding under the 2008 Plan.  No awards of restricted stock, SARs or other stock-based awards have been made under the 2008 Plan. The granting of future awards under the 2008 Plan is discretionary and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

Awards to Non-Employee Directors

Although the granting of awards under the 2008 Plan is generally at the discretion of the Compensation and Benefits Committee of the Board of Directors, the 2008 Plan provides for automatic grants of stock options to the members of the Board of Directors who are not employees of the Company. Each non-employee Director who is elected or appointed to the Board for the first time shall automatically be granted a Nonqualified Stock Option to purchase 100,000 shares of Common Stock. Thereafter, each non-employee Director who is re-elected to the Board of Directors at an annual shareholders meeting will receive an option to purchase an additional 100,000 shares.  All Options granted to non-employee Directors shall vest and become fully exercisable on the date of the first annual meeting of shareholders occurring after the end of the fiscal year of the Company during which such Option was granted and shall have a term of ten years.

Administration

The 2008 Plan is administered by the Compensation and Benefits Committee of the Board of Directors. The Committee has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2008 Plan and to interpret its provisions. To the extent permitted by law, the Committee may delegate authority under the 2008 Plan to one or more officers, except that no officer will be authorized to grant awards to himself or herself.

Subject to any applicable delegation by the Committee and any applicable limitations contained in the 2008 Plan, the Committee selects the recipients of awards and determines:

(i)	the number of shares of common stock covered by options and the dates upon which such options become exercisable;

(ii)	the exercise price of options, which may not be less than 100% of the fair market value of the common stock;

(iii)	the duration of the options, which may not exceed 10 years;

(iv)	the terms of the stock appreciation rights and the dates or conditions upon which such stock appreciation rights become exercisable; and

(v)	the number of shares of common stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including, if applicable, conditions for repurchase, issue price and repurchase price.

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Termination or Amendment

No award may be made under the 2008 Plan after the completion of ten years from the date on which the plan is approved by the Company’s shareholders, but awards previously granted may extend beyond that date. The Board of Directors may at any time, suspend or terminate the 2008 Plan, except that no award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested, to the extent such amendment was required to grant such award, unless and until such amendment shall have been approved by our stockholders. In addition, without approval of our stockholders, no amendment may:

(i)	increase the number of authorized shares under the 2008 Plan;

(ii)	change the designation of the class of participation eligible to receive Incentive Stock Options under the 2008 Plan; or

(iii)	make any other changes which require shareholder approval under applicable law or the rules of a stock exchange or trading system on which shares of the Company’s common stock are traded.

No award may be made that is conditioned on the approval of the Company’s shareholders of any amendment to the 2008 Plan.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the 2008 Plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options - A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or any 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit if sales proceeds exceed the exercise price. The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and one year after the option was exercised, then all the profit will be long-term capital gain. If the participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying event and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. The capital loss will be long term if the participant held the stock for more than one year and otherwise will be short term.

Non-statutory Stock Options - A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year or otherwise will be short-term.

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Restricted Stock - A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests, the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have a capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year from the vesting date and otherwise will be short-term.

Stock Appreciation Rights and Other Stock-Based Awards - The tax consequences associated with stock appreciation rights and any other stock-based awards granted under the 2008 Plan will vary depending on the specific terms of any such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for award or underlying common stock.

Tax Consequences to the Company.  There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

General Provisions

Change in Control. In the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchange or trading system, or unless the Committee shall otherwise specify in the Award Agreement, the Board, in its sole discretion, may:

(a)    elect to terminate Options or SARs in exchange for a cash payment equal to the amount by which the Fair Market Value of the Shares subject to such Option or SAR to the extent the Option or SAR has vested exceeds the exercise price with respect to such Shares;

(b)    elect to terminate Options or SARs provided that each Participant is first notified of and given the opportunity to exercise his or her vested Options or SARs for a specified period of time (of not less than 15 days) from the date of notification and before the Option or SAR is terminated;

(c)     permit Awards to be assumed by a new parent corporation or a successor corporation (or its parent) and replaced with a comparable Award of the parent corporation or successor corporation (or its parent);

(d)    amend an Award Agreement or take such other action with respect to an Award that it deems appropriate; or

(e)    implement any combination of the foregoing.

A change in control shall be deemed to have occurred under any one or more of the following conditions:

(i)     if, within one year of any merger, consolidation, sale of a substantial part of the Company’s assets, or contested election, or any combination of the foregoing transactions (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors (x) of the Company or (y) of any successor to the Company, or (z) if the Company becomes a subsidiary of or is merged into or consolidated with another corporation, of such corporation (the Company shall be deemed a subsidiary of such other corporation if such other corporation owns or controls, directly or indirectly, a majority of the combined voting power of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors (“Voting Stock”));

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(ii)    if, as a result of a Transaction, the Company does not survive as an entity, or its shares are changed into the shares of another corporation unless the shareholders of the Company immediately prior to the Transaction own a majority of the outstanding shares of such other corporation immediately following the Transaction;

(iii)  if any Person becomes, after the date the 2008 Plan is adopted, a beneficial owner directly or indirectly of securities of the Company representing 50% or more of the combined voting power of the Company’s Voting Stock;

(iv)   if the dissolution or liquidation of the Company is approved by its shareholders; or

(v)    if the members of the Board as of the date the 2008 Plan is adopted (the “Incumbent Board”) cease to represent at least two-thirds of the Board; provided, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by at least two-thirds of the members comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this paragraph (v), treated as though such person were a member of the Incumbent Board.

Changes in Capitalization. In the event any change is made to the outstanding shares of the Company’s common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2008 Plan; (ii) the maximum number and/or class of securities for which any one person may be granted stock options, restricted stock and restricted stock units under the 2008 Plan per year, (iii) the maximum number and/or class of securities for which grants may subsequently be made under the automatic grant program for the non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the 2008 Plan and (v) the number and/or class of securities subject to each outstanding restricted stock or restricted stock award under the 2008 Plan and the issue price (if any) payable per share. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the 2008 Plan or the outstanding awards thereunder.

Valuation. The fair market value per share of the Company’s common stock on any relevant date under the 2008 Plan will be determined as follows:

(i)   if the shares are listed on a national exchange, then the closing price of the share of such stock exchange on such date will be determinative of fair market value, or

(ii)   if the shares are not at the time listed on a national exchange, then the last reported sales price for the share in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, Inc. OTC Bulletin Board, the National Quotation Bureau Incorporated or any similar organization or agency reporting prices in the over-the-counter market will determine the fair market value.

Shareholder Rights and Transferability. No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee.

An individual whose shares of restricted stock are awarded under the Plan will have certain shareholder rights with respect to those unvested shares. Accordingly, the participant will have the right to vote such shares and to receive regular cash dividends paid on such shares, but will not have the right to transfer such shares prior to vesting.

Amendment and Termination. The Board may modify the Plan at any time, subject to any stockholder approval requirements under applicable law or regulation or pursuant to the listing standards of the stock exchange (or trading system) on which the Company’s common stock is at the time primarily traded. Unless sooner terminated by the Board, the 2008 Plan will terminate on the earliest of: (i) December 31, 2018, (ii) the date on which all shares available for issuance under the 2008 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options and awards in connection with certain changes in control or ownership.

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Deductibility of Executive Compensation. Any compensation deemed paid by the Company in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted under the 2008 Plan should qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of compensation paid to certain of the Company’s executive officers. Accordingly, the compensation deemed paid with respect to options granted under the 2008 Plan should be deductible by the Company without limitation under section 162(m). However, any compensation deemed paid by the Company in connection with certain option grants made under the Plan prior to the 2008 Plan will not qualify as performance-based compensation and will be subject to the $1 million limitation. In addition, the compensation attributable to the restricted stock awards or restricted stock units will also be subject to the $1 million limitation, unless the vesting of the shares is tied solely to one or more of the performance milestones described above.

Accounting Treatment. Stock options granted to the Company’s employees and non-employee board members, whether vesting is tied to service requirements or performance milestones, are valued as of the grant date under an appropriate valuation formula, and that value is charged as a direct compensation expense against the Company’s reported earnings over the designated vesting period of the award in accordance with Accounting Standards Codification Topics 505 and 718.  Option grants made to non-employee consultants under the Plan also result in a direct charge to the Company’s reported earnings based upon the fair value of the underlying option shares. Such charge will accordingly include the appreciation of the fair value of the option over the period between the grant date of the option and the vesting date of each installment of that option for non-employee consultant awards. For shares issuable upon the vesting of restricted stock awards, the Company recognizes compensation cost equal to the excess of the fair market value of the shares on the date of the award over the cash consideration (if any) paid for such shares. The accounting treatment for restricted stock awards is applicable whether vesting is tied to service periods or performance goals.

Equity Compensation Plan Information

The following table sets forth the securities that are authorized for issuance under our equity compensation plans as of December 31, 2011:

Plan Category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(B) Weighted- average exercise price of outstanding options, warrants and rights	(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)

Equity Compensation plans approved by security holders

2008 Incentive Stock Plan	7,566,794	$0.34	12,433,206

Equity Compensation plans not approved by security holders

Stock options	12,107,308	$0.40	0

Warrants	1,281,103	$0.35	0

Total	20,955,205	$0.38	12,433,206

Executive Officer and Director Compensation

Executive Officer Compensation

The table set forth below summarizes the compensation earned by our named executive officers in 2011 and 2010.

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Executive Compensation (1)

					Medical and
			Option		Insurance
		Salary	Awards		Reimbursement	Total
Name and Principal Position	Year	($)	($) (2)		($)	($)

Cary G. Bullock	2011	$200,349	$0		$60,237	$260,586
Chairman, President and CEO (3)	2010	$207,285	$1,731,170		$57,008	$1,995,463

Teodor Klowan, Jr.	2011	$175,000	$0		$0	$175,000
Executive Vice President and CFO	2010	$177,883	$335,168		$0	$513,051

Robert Marrs	2011	$132,231	$99,409	(5)	$11,876	$243,516
Vice President, International Business Development (4)	2010	$0	$0		$0	$0

Patrick Scalli	2011	$145,000	$162,079		$22,423	$329,502
Vice President, Sales (6)	2010	$25,096	$0		$3,742	$28,838

(1)	Certain columnar information required by Item 402(m) of Regulation S-K has been omitted for categories where there was no compensation awarded to, or paid to, the named executive officers required to be reported in such columns during 2011 or 2010.

(2)	Amounts in the column “Option Awards” reflect the grant date fair value of stock options awarded in accordance with FASB ASC Topic 718. The fair value of options granted during 2011 and 2010 were estimated at the date of grant using a Black-Scholes option pricing model with the following assumptions:

	2011	2010
Risk-free interest rate	2.0% - 3.5%	2.5% - 3.8%
Expected option life (years)	10.0	10.0
Expected volatility	91% - 92%	80% - 97%
Expected dividend rate	0%	0%

(3)	Mr. Bullock was hired on January 27, 2010.

(4)	Mr. Marrs was hired on April 1, 2011.

(5)	The option award to Mr. Marrs reflects the grant date value based on the probable outcome of performance conditions as set forth in the option agreement. If the highest level of performance conditions were achieved in 2011, the value of this option award would be $397,465.

(6)	Mr. Scalli was hired on November 1, 2010.

Compensation Discussion and Analysis

Philosophy and Objectives

The objective of our executive compensation program is to attract, retain and motivate the talented and dedicated executives who are critical to our goals of continued growth, innovation, increasing profitability and, ultimately, maximizing shareholder value.   We provide these executives with what we believe to be a competitive total compensation package consisting primarily of base salary and long-term equity incentive compensation.  Our executive compensation program aims to provide a risk-balanced compensation package which is competitive in our market sector and, more importantly, relevant to the individual executive.

Our policy for allocating between long-term and currently-paid compensation is to ensure adequate base compensation to attract and retain personnel, while providing incentives to maximize long-term value for our Company and our shareholders.   Accordingly, (i) we provide cash compensation in the form of base salary to meet competitive cash compensation norms and (ii) we provide non-cash compensation, primarily in the form of stock option awards, to encourage superior performance against long-term strategic goals.  Although on occasion we grant cash bonuses, we do not maintain a formal short-term incentive plan, as our strategic philosophy is to focus on long-term goals. The Compensation and Benefits Committee of our Board of Directors believes this compensation structure focuses our executives’ attention primarily on long-term stock price appreciation, rather than short-term results, and yet enables us to recruit and retain talented executives by ensuring that their annual cash compensation in the form of base salary is competitive with the annual cash compensation paid by other similarly situated companies.

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Executive Compensation Process

We have employment agreements with both of our executive officers.  These agreements provide for payment of base compensation at a rate negotiated at the time of the agreement, with eligibility for cash bonuses from time to time upon achievement of certain performance goals to be established through discussions with the Compensation and Benefits Committee of our Board of Directors (in the case of our Chief Executive Officer) or with such Committee and our Chief Executive Officer (in the case of Chief Financial Officer).  The employment agreements with our Chief Executive Officer and our Chief Financial Officer also provide for an initial grant of stock options, with provision for future grants of stock options at the discretion of the Compensation and Benefits Committee of our Board of Directors.

In negotiating the employment agreements of our executive officers and establishing their base compensation, the ad hoc Executive Search Committee (which had primary responsibility for recruitment of our Chief Executive Officer and our Chief Financial Officer), the Compensation and Benefits Committee and management considered the practices of comparable companies of similar size, geographic location and market focus. We did not utilize any standard executive compensation index or engage the services of a compensation consultant in setting executive compensation, although management, the ad hoc Executive Search Committee and the Compensation and Benefits Committee analyzed publicly available compensation data.

In determining each component of each executive’s compensation, numerous factors particular to the executive are considered, including:

•	The individual’s particular background, including prior relevant work experience;

•	The market demand for individuals with the executive’s specific expertise and experience;

•	The individual’s role with us; and

•	Comparison to other executives within our Company.

Elements of Compensation

Executive compensation consists of the following elements:

Base Salary.  Base salary is established based on the factors discussed above. Our general compensation philosophy, as described above, is to offer a competitive package of base salary plus long-term, equity-based incentive compensation. Because we place emphasis on the long-term equity-based portion of our compensation package, we believe that the cash portion of our executive’s compensation is below the average of the range of annual cash compensation (base salary plus annual non-equity incentive compensation) for executives in similar positions with similar responsibilities at comparable companies.

Bonuses.  Cash bonuses and non-equity incentive compensation are generally not a regular or important element of our executive compensation strategy, and we focus instead on stock-based awards designed to reward long-term performance.

Stock Option and Stock-Based Awards.  We believe that long-term performance is best stimulated through an ownership culture that encourages such performance through the use of stock-based awards. The ThermoEnergy Corporation 2008 Incentive Stock Plan was established to provide certain of our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of shareholders and with our long-term success. Our Board of Directors believes that the use of stock options and other stock-based awards offers the best approach to achieving our long-term compensation goals. While the 2008 Incentive Stock Plan provides for a variety of stock-based awards, to date we have relied exclusively on stock options to provide equity incentive compensation. We believe that stock options most effectively focus the attention of our executives and management on long-term performance and stock price appreciation.  Stock option grants to our executive officers are made in connection with the commencement of employment, in conjunction with an annual review of total compensation and, occasionally, to meet special retention or performance objectives. Proposals to grant stock options to our executive officers are made by our CEO to the Compensation and Benefits Committee. The Compensation and Benefits Committee considers the estimated Black-Scholes valuation of each proposed stock option grant in determining the number of shares subject to each option grant.

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In light of the significance we place on equity-based incentive compensation, in January 2010 our Board of Directors amended the 2008 Incentive Plan to increase the number of shares of our common stock available for grant under such Plan from 10,000,000 to 20,000,000 and to remove the limit on the number of shares with respect to which stock options may be granted to any individual. At the Special Meeting in lieu of the 2010 Annual Meeting in November 2010, the shareholders ratified the amendments to the 2008 Incentive Stock Plan.

We have not adopted stock ownership guidelines.

Other Compensation.  Our executive officers are not eligible to participate in, and do not have any accrued benefits under, any Company-sponsored defined benefit pension plan. They are eligible to, and in some cases do, participate in defined contributions plans, such as a 401(k) plan, on the same terms as other employees.   In addition, consistent with our compensation philosophy, we intend to continue to maintain our current benefits and perquisites for our executive officers; however, the Compensation and Benefits Committee in its discretion may revise, amend or add to the officer’s executive benefits and perquisites if it deems it advisable. We believe these benefits and perquisites are currently lower than median competitive levels for comparable companies. Finally, all of our executives are eligible to participate in our other employee benefit plans, including medical, dental, life and disability insurance.

Tax Implications.  Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility on our tax return of compensation of over $1,000,000 to certain of our executive officers unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by our shareholders.  We periodically review the potential consequences of Section 162(m) and may structure the performance-based portion of our executive compensation to comply with the exemptions available under Section 162(m).  We believe that options granted under our 2008 Incentive Stock Plan will generally qualify as performance-based compensation under Section 162(m).  However, we may authorize compensation payments that do not comply with these exemptions when we believe that such payments are appropriate and in the best interest of the shareholders, after taking into consideration changing business conditions or the officer’s performance.

Outstanding Equity Awards at Fiscal Year-End (2011)

The following table summarizes information concerning outstanding equity awards held by the named executive officers at December 31, 2011.  No named executive officer exercised options in the fiscal year ended December 31, 2011.

	Stock Option Awards
	Securities Underlying		Option	Option
	Unexercised Options (#)		Exercise	Expiration
Name	Exercisable	Unexercisable	Price	Date
Cary G. Bullock	4,079,699	4,079,702	$0.30	01/27/2020

Teodor Klowan, Jr.	1,406,250	1,083,750	$0.32	11/02/2019
	888,584	691,117	$0.30	01/27/2020

Robert Marrs	none	2,000,000	$0.26	04/01/2021

Patrick Scalli	175,000	525,000	$0.30	03/07/2021

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Director Compensation

Directors do not receive cash compensation for serving on the Board or its committees.  Non-employee directors are awarded annual grants of non-qualified stock options.  All directors are reimbursed for their reasonable expenses incurred in attending all board meetings.  We maintain directors and officers liability insurance.

The following table shows compensation for the fiscal year ended December 31, 2011 to our directors who were not also named executive officers at the time they received compensation as directors:

Director Compensation (1)

		Option		Other
	Fees Earned or	Awards		Compensation			Total
Name	Paid in Cash	($) (2)		($)			($)
David Anthony	None	$3,391	(3)	$	None		$3,391
Shawn R. Hughes	None	$3,391	(3)		$50,000	(4)	$53,391
J. Winder Hughes III	None	$3,391	(3)	$	None		$3,391
Arthur S. Reynolds	None	$3,391	(3)	$	None		$3,391

(1)	Certain columnar information required by Item 402(m) of Regulation S-K has been omitted for categories where there was no compensation awarded to, or paid to, the named directors required to be reported in such columns during 2011.
(2)	The amounts in the column “Options Award” reflect the dollar amount recognized for financial statement reporting purposes in accordance with ASC 710. Assumptions used in the calculation of these amounts are included in Note 5 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2011. The amounts shown exclude the impact of any forfeitures related to service-based vesting conditions. The actual amount realized by the director will likely vary based on a number of factors, including the Company’s performance, stock price fluctuations and applicable vesting.
(3)	An option to purchase 30,000 shares of Common Stock at an exercise price of $0.15 per share was granted to each of Messrs. Anthony, Shawn Hughes, J. Winder Hughes III and Reynolds on December 13, 2011; these options vest on the date of our 2012 Annual Meeting of Stockholders and expire on December 13, 2021.
(4)	A finder’s fee of $50,000 was paid to Mr. Shawn Hughes in 2011 related to securing a large industrial contract on our behalf. This fee was approved by the Compensation Committee of the Board of Directors.

As of December 31, 2011, each director held option and warrant awards as follows:

Name	Aggregate Number of Shares Underlying Stock Options (#)	Aggregate Number of Shares Underlying Warrants (#)
David Anthony	90,000	none
Shawn R. Hughes	310,000	600,000
J. Winder Hughes III	90,000	none
Arthur S. Reynolds	130,000	681,103

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE

AMENDMENTS TO THE 2008 PLAN.

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PROPOSAL IV

RATIFICATION OF APPOINTMENT Of INDEPENDENT registered Public Accounting

Firm

The next proposal on the agenda for the Special Meeting in lieu of Annual Meeting of Shareholders will be ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as ThermoEnergy’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

A representative of Grant Thornton is expected to be present at the Special Meeting in lieu of the 2012 Annual Meeting of Shareholders. The representative will have the opportunity to make a statement at the meeting if he desires to do so and is expected to be available to respond to appropriate questions.

Grant Thornton served as our independent registered public accounting firm for the fiscal year ended December 31, 2011. Grant Thornton acquired the practice of CCR LLP (“CCR”), our former independent registered public accounting firm, on December 1, 2011.

Neither Grant Thornton’s report on our consolidated financial statements for the year ended December 31, 2011 nor CCR’s report on our consolidated financial statements for the year ended December 31, 2010 contain any adverse opinion or disclaimer of opinion (except for an emphasis of matter paragraphs which discussed substantial doubt regarding our ability to continue as a going concern) and neither were qualified or modified as to uncertainty, audit scope or accounting principles.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountants

The Audit Committee of our Board of Directors reviews and approves in advance any audit and permitted non-audit services to be provided by our principal independent registered public accountants. The Audit Committee has the sole authority to make these approvals.

The following describes the current policies and procedures of the Audit Committee with respect to pre-approval of audit and permissible non-audit services:

Audit Services.  All audit services must be pre-approved by the Audit Committee.  The Audit Committee approves the annual audit services engagement and, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope, company structure, or other matters.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may also grant pre-approval for other audit services, which are those services that only the independent public accountant reasonably can provide.

Non-Audit Services.  The Audit Committee’s policy is to pre-approve all permissible non-audit services provided by the independent registered public accountants.  These services may include audit-related services, tax services and other services.  The independent registered public accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accountants in accordance with this pre-approval, and the fees for the services performed to date.  The Audit Committee may also pre-approve particular services on a case-by-case basis.

Fees billed to us by Grant Thornton LLP and CCR LLP, our independent registered public accountants for fiscal years 2011 and 2010, respectively, were comprised of the following:

Audit Fees. Fees related to the audit of our annual financial statements, review of the financial statements included in our Quarterly Reports on Forms 10-Q, audits of statutory filings, comfort letter procedures and review of other regulatory filings totaled $156,359 in 2011 and $127,643 in 2010.

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Audit Related Fees. No fees were billed to us for audit related services in 2011 or 2010.

Tax Fees. Fees for tax services provided to us, including tax compliance, tax advice and planning, totaled $25,521 in 2011 and $4,000 in 2010.

All Other Fees. No other fees were billed to us in 2011 or 2010 for “other services.”

In accordance with the Audit Committee’s pre-approval policy, all audit services performed by CCR LLP and Grant Thornton LLP during 2011 and 2010 were approved at the time such firm was engaged to serve as our independent registered public accounts for such fiscal years.  The Audit Committee reviewed and approved, as consistent with our policies and procedures, the tax services performed for us in 2011 and 2010 by CCR LLP and Grant Thornton LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF

THE APPOINTMENT OF GRANT THORNTON LLP.

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INFORMATION INCORPORATED BY REFERENCE

The following information is incorporated into this Proxy Statement by reference to the identified portions of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, a copy of which is delivered with this Proxy Statement:

(a)	Our audited financial statements as of, and for the year ended, December 31, 2011; and
(b)	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment in such matters.

December __, 2012

Worcester, Massachusetts

31

Annex A

Certificate of Amendment

to the Certificate of incorporation

of

ThermoEnergy Corporation

ThermoEnergy Corporation, a corporation organized and existing under and by virtue of the Delaware General Corporation Law, does hereby certify as follows:

The Board of Directors of the Corporation has duly adopted, pursuant to Section 242 of the Delaware General Corporation Law, a resolution setting forth amendments to the Certificate of Incorporation of the Corporation and declaring said amendments to be advisable. The stockholders of the Corporation have duly approved said amendments, in accordance with Section 242 of the Delaware General Corporation Law. The resolution setting forth the amendments is as follows:

Resolved:	That the Certificate of Incorporation of this Corporation, as heretofore amended, be further amended by deleting in its entirety the first paragraph of Article Fourth and substituting in place thereof the following new text:

“Fourth:	The total number of shares of stock that this Corporation is authorized to issue is eight hundred fifty million (850,000,000) shares, of which eight hundred million (800,000,000) shares shall be Common Stock, par value $0.001 per share, and fifty million (50,000,000) shares shall be Preferred Stock, par value $0.01 per share. Of the authorized Preferred Stock, (i) two hundred eight thousand, three hundred thirty-four (208,334) shares shall be designated “Series A Convertible Preferred Stock” and shall have the rights, preferences, powers, qualifications, restrictions and limitations set forth in Exhibit A hereto, (ii) one million (1,000.000) shares shall be designated “Series B Convertible Preferred Stock” and shall have the rights, preferences, powers, qualifications, restrictions and limitations set forth in Exhibit A hereto, (iii) eleven million (11,000,000) shares shall be designated “Series B-1 Convertible Preferred Stock” and shall have the rights, preferences, powers, qualifications, restrictions and limitations set forth in Exhibit A hereto, (iv) fifteen million (15,000,000) shares shall be designated “Series C Convertible Preferred Stock” and shall have the rights, preferences, powers, qualifications, restrictions and limitations set forth in Exhibit A hereto, and (v) the remaining shares shall be undesignated. Subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, the Board of Directors of this Corporation is authorized to issue the undesignated Preferred Stock from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the Board of Directors in a resolution or resolutions providing for the issuance of such Preferred Stock. Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of this Corporation and each share of Common Stock shall be entitled to one vote.”

* * *

In witness whereof, the Corporation has caused this Certificate of Amendment to be duly executed this ____ day of __________ 2013.

ThermoEnergy Corporation

President

Exhibit A

Description of SERIES A Convertible Preferred Stock

Section 1.             Liquidation Rights.

(a)          Treatment at Liquidation, Dissolution or Winding Up.

(i)          In the event of any liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, before any payment is made to the holders of any other class or series of the corporation’s capital stock designated to be junior to the corporation’s Series A Convertible Preferred Stock, par value $.01 per share (the “Series A Preferred Stock”), including the corporation’s Common Stock, par value $0.001 per share (the “Common Stock”), the holder of each share of Series A Preferred Stock shall be entitled to be paid from the assets of the corporation available for distribution, pari passu, an amount equal to the greater of (A) $1.20 (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to the Series A Preferred Stock) plus all dividends declared thereon but unpaid, to and including the date full payment shall be tendered to the holders of Series A Preferred Stock with respect to such liquidation, dissolution or winding up, or (B) the amount that would have been payable to the holder of such share had all shares of Series A Preferred Stock been converted to Common Stock pursuant to Section 2(a) hereof immediately prior to such liquidation, dissolution or winding up.

(ii)         If the assets of the corporation shall be insufficient to permit the payment in full to the holders of the corporation’s Series A Preferred Stock of all amounts distributable to them under Section 1(a)(i) hereof, then the entire assets of the corporation available for such distribution shall be distributed ratably among the holders of Series A Preferred Stock in proportion to the respective amounts distributable to them.

(b)          Treatment of Reorganizations, Consolidations, Mergers and Sales of Assets. A consolidation or merger of the corporation, or a sale of all or substantially all of the assets of the corporation (other than a merger, consolidation or sale of all or substantially all of the assets of the corporation in a transaction in which the shareholders of the corporation immediately prior to the transaction possess more than fifty percent (50%) of the voting securities of the surviving entity (or parent, if any) or the purchaser of assets immediately after the transaction) shall be regarded as a liquidation, dissolution or winding up of the affairs of the corporation within the meaning of this Section 1, unless in any such particular event the holders of at least sixty-six and two-thirds percent (66-2/3%) of the then outstanding shares of Series A Preferred Stock determine that any such particular event shall not, for purposes of this Section 1, be deemed a liquidation, dissolution or winding up.

(c)          Distributions Other than Cash. Whenever the distribution provided for in this Section 1 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the corporation.

Section 2.             Conversion. The holders of Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)          Right to Convert; Conversion Ratio. Each share of Series A Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time at the office of the corporation or any transfer agent for the Series A Preferred Stock, into one fully paid and nonassessable share of Common Stock (the “Conversion Ratio”). Such initial Conversion Ratio shall be subject to adjustment as hereinafter provided.

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(b)          Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the corporation or of any transfer agent for the Series A Preferred Stock that may be designated by the corporation, and shall give written notice to the corporation at such office that such holder elects to convert the same and shall state therein the name of such holder or the name or names of the nominees of such holder in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. No fractional shares of Common Stock shall be issued upon conversion of any shares of Series A Preferred Stock. The corporation shall, as soon as practicable (but, in any event, not later than three (3) business days thereafter), issue and deliver at such office to such holder of Series A Preferred Stock, or to such holder’s nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share as hereinafter provided. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate for the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the corporation shall pay to such holder cash in an amount equal to such fraction multiplied by the Market Price as of the date of conversion. The term “Market Price” shall mean, on any date of determination,(i) the closing price of a share of Common Stock on such day as reported on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market (each, a “Trading Market”) (whichever is then the principal Trading Market on which the Common Stock is listed or traded), or (ii) if the Common Stock is not listed on a Trading Market, the closing bid price for a share of Common Stock on such day in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board, the closing bid price for a share of Common Stock on such day in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices) or (iv) if a bid price for a share of Common Stock in the over-the-counter market is not then reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices), the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the corporation.

(c)          Automatic Conversion.

(i)          Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Ratio as then in effect:

(A) on the next Trading Day immediately following the date on which the Market Price for the Common Stock shall have exceeded $3.00 (adjusted to reflect stock splits, stock dividends or distributions, and stock combinations or consolidations) for a period of thirty (30) consecutive Trading Days, or

(B) at the written election of the holders of not less than sixty-six and two-thirds percent (66-2/3%) of the then outstanding shares of Series A Preferred Stock to require such automatic conversion.

For purposes of this Section 2(c)(i), the term “Trading Day” shall mean (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices).

(ii)         Upon the occurrence of an event specified in Section 2(c)(i) hereof, all shares of Series A Preferred Stock shall be converted automatically without any further action by any holder of such shares and whether or not the certificate or certificates representing such shares are surrendered to the corporation or the transfer agent for the Series A Preferred Stock and the holder of such shares shall be treated as the owner of the shares of Common Stock into which such shares have been converted; provided, however, that the corporation shall not be obligated to issue a certificate or certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificate or certificates evidencing such shares of Series A Preferred Stock being converted are either delivered to the corporation or the transfer agent of the Series A Preferred Stock, or the holder notifies the corporation or such transfer agent that such certificate or certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the corporation to indemnify the corporation from any loss incurred by it in connection therewith and, if the corporation so elects, provides an appropriate indemnity bond. Upon the automatic conversion of Series A Preferred Stock, each holder of Series A Preferred Stock shall surrender the certificate or certificates representing such holder’s shares of Series A Preferred Stock at the office of the corporation or of the transfer agent for the Series A Preferred Stock. Thereupon, there shall be issued and delivered to such holder, promptly (and, in any event, not later than three (3) business days thereafter) at such office and in such holder’s name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred. No fractional shares of Common Stock shall be issued upon the automatic conversion of Series A Preferred Stock. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the corporation shall pay to such holder cash in an amount equal to such fraction multiplied by the Market Price as of the date of conversion.

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(d)          Adjustments to Conversion Ratio for Dividends, Distributions, Subdivisions, Combinations or Consolidations of Common Stock.

(i)          In the event the corporation shall issue additional shares of Common Stock pursuant to a stock dividend, stock distribution or subdivision, the Conversion Ratio in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately adjusted.

(ii)         In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Ratio in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately adjusted.

(e)          Adjustment for Merger or Reorganization, etc. Subject to the provisions of Section 1(b), if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the corporation in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by Section 2(d)), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series A Preferred Stock shall thereafter be convertible, in lieu of the Common Stock into which it was convertible prior to such event, into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the corporation issuable upon conversion of one share of Series A Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the corporation) shall be made in the application of the provisions in this Section 2 with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Conversion Ratio) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

(f)          No Impairment. The corporation shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation but shall at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series A Preferred Stock against impairment.

(g)          Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to Section 2(d), the corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The corporation shall, upon the written request at any time of any affected holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Ratio at the time in effect, and (iii) the number of shares of Common Stock which at the time would be received upon conversion of each share of Series A Preferred Stock.

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(h)          Notices of Record Date. In the event of any taking by the corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, any right to subscribe for, purchase or otherwise acquire any class of securities or other property, or any other right, the corporation shall mail to each holder of Series A Preferred Stock at least ten (10) days prior to such record date a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character thereof.

(i)          Common Stock Reserved. The corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Series A Preferred Stock.

(j)          Certain Taxes. The corporation shall pay any issue or transfer taxes payable in connection with the conversion of any shares of Series A Preferred Stock; provided, however, that the corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of such Series A Preferred Stock.

(k)          Closing of Books. The corporation shall at no time close its transfer books against the transfer of any Series A Preferred Stock, or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock, in any manner which interferes with the timely conversion or transfer of such Series A Preferred Stock.

Section 3.             Voting Rights.

The holders of Series A Preferred Stock shall be entitled to the following voting rights: (i) those voting rights required by applicable law and as provided in Section 5 hereof; and (ii) the right to vote (or consent) together with the holders of Common Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote (or consent). Each share of Series A Preferred Stock shall entitle the holder thereof to a number of votes equal to the nearest number of whole shares of Common Stock into which such share of Series A Preferred Stock could have been converted on the date for determination of stockholders entitled to vote at such meeting. The holders of Series A Preferred Stock shall be entitled to notice of any stockholders’ meeting.

Section 4.             Dividends. In the event the Board of Directors of the corporation shall declare a dividend payable upon the then outstanding shares of the Common Stock (other than a dividend payable entirely in shares of the Common Stock of the corporation for which an adjustment of the Conversion Ratio is made pursuant to Section 2 hereof), the Series A Preferred Stock shall be entitled to, and the Board of Directors shall declare at the same time, a dividend upon the then outstanding shares of the Series A Preferred Stock, in priority to the dividend payable on the Common Stock, payable at the same time as the dividend paid on the Common Stock, in an amount per share of Series A Preferred Stock equal to the amount payable on the largest number of whole shares of Common Stock into which each share of Series A Preferred Stock could be converted pursuant to the provisions of Section 2 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividends.

Section 5.             Covenants. As long as any of the Series A Preferred Stock shall be issued and outstanding, the corporation shall not, whether by reclassification, merger, consolidation or otherwise, without first obtaining the approval (by vote or written consent as provided by law) of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the shares of Series A Preferred Stock then outstanding:

(i)          directly or indirectly, alter or change the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Series A Preferred Stock;

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(ii)         create any class or series of shares having preference or priority equal or senior to any outstanding shares of Series A Preferred Stock as to dividends or assets, or authorize or issue shares of stock of any class or series or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of the corporation having preference or priority equal or senior to any outstanding shares of Series A Preferred Stock as to dividends or assets; or

(iii)        amend the corporation’s articles of incorporation in a manner that adversely affects the rights, preferences or privileges of the holders of Series A Preferred Stock.

Section 6.             Priority with Respect to Certain Rights. The Series A Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank senior to (i) all shares of Common Stock, and (ii) all classes and series of capital stock of the corporation, whether authorized now or in the future, that do not expressly provide that they rank senior to, or on parity with, the Series A Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the corporation.

Section 7.             Reclassification of Unissued Series A Preferred Stock. Any authorized but unissued shares of Series A Preferred Stock may be reclassified by the Board of Directors of the corporation as shares of undesignated Preferred Stock.

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Description of

SERIES B Convertible Preferred Stock,

SERIES B-1 Convertible Preferred Stock,

and

SERIES c Convertible Preferred Stock

Except as expressly set forth herein, the rights, preferences, powers, qualifications, restrictions and limitations of the Series B Convertible Preferred Stock, the Series B-1 Convertible Preferred Stock and the Series C Convertible Preferred Stock shall be identical and, except as expressly set forth herein, the Series B Convertible Preferred Stock, the Series B-1 Convertible Preferred Stock and the Series C Convertible Preferred Stock shall considered a single series of Preferred Stock. The Series B Convertible Preferred Stock, the Series B-1 Convertible Preferred Stock and the Series C Convertible Preferred Stock are sometimes referred to herein as the “Series B/C Convertible Preferred Stock”.

SECTION 1       Designation, Rank.

(a)     Series B Convertible Preferred Stock. The series of preferred stock designated as the “Series B Convertible Preferred Stock,” $0.01 par value (the “Series B Convertible Preferred Stock”) will rank, with respect to dividend rights and rights on liquidation, winding-up and dissolution, senior to (i) all classes of common stock of the Corporation, as they exist on the date hereof or as such stock may be constituted from time to time (the “Common Stock”); and (ii) each other class of capital stock or series of preferred stock (collectively, with respect to the Series B Convertible Preferred Stock, the “Junior Securities”) to the extent the terms of such stock do not expressly provide that it ranks senior to or on a parity with the Series B Convertible Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (in each case, with respect to the Series B Convertible Preferred Stock, the “Senior or Parity Securities”). The establishment of Senior or Parity Securities is subject to Section 8 below. For the avoidance of doubt, with respect to the Series B Convertible Preferred Stock, the series of preferred stock designated as the “Series A Convertible Preferred Stock,” $0.01 par value (the “Series A Preferred Stock”), the series of preferred stock designated as the “Series B-1 Convertible Preferred Stock,” $0.01 par value (the “Series B-1 Convertible Preferred Stock”) and the series of preferred stock designated as the “Series C Convertible Preferred Stock,” $0.01 par value (the “Series C Convertible Preferred Stock”) shall be deemed to be Senior Securities.

(b)     Series B-1 Convertible Preferred Stock. The Series B Convertible Preferred Stock will rank, with respect to dividend rights and rights on liquidation, winding-up and dissolution, senior to (i) the Common Stock; (ii) the Series B Convertible Preferred Stock, and (iii) each other class of capital stock or series of preferred stock (collectively, with respect to the Series B-1 Convertible Preferred Stock. the “Junior Securities”) to the extent the terms of such stock do not expressly provide that it ranks senior to or on a parity with the Series B-1 Convertible Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (in each case, with respect to the Series B-1 Convertible Preferred Stock. the “Senior or Parity Securities”). The establishment of Senior or Parity Securities is subject to Section 8 below. For the avoidance of doubt, with respect to the Series B-1 Convertible Preferred Stock, the Series B-1 Convertible Preferred Stock shall be deemed to be Junior Securities and the Series A Preferred Stock and the Series C Convertible Preferred Stock shall be deemed to be Senior Securities.

(c)     Series C Convertible Preferred Stock. The Series C Convertible Preferred Stock will rank, with respect to dividend rights and rights on liquidation, winding-up and dissolution, senior to (i) the Common Stock; (ii) the Series B Convertible Preferred Stock, (iii) the Series B-1 Convertible Preferred Stock and (iv) each other class of capital stock or series of preferred stock (collectively, with respect to the Series C Convertible Preferred Stock. the “Junior Securities”) to the extent the terms of such stock do not expressly provide that it ranks senior to or on a parity with the Series C Convertible Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution (in each case, with respect to the Series C Convertible Preferred Stock. the “Senior or Parity Securities”). The establishment of Senior or Parity Securities is subject to Section 8 below. For the avoidance of doubt, with respect to the Series C Convertible Preferred Stock, the Series B Convertible Preferred Stock and the Series B-1 Convertible Preferred Stock shall be deemed to be Junior Securities and the Series A Preferred Stock shall be deemed to be Senior Securities.

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SECTION 2      Authorized Number. The authorized number of shares constituting the Series B Convertible Preferred Stock shall be one million (1,000,000) shares. The authorized number of shares constituting the Series B-1 Convertible Preferred Stock shall be eleven million (11,000,000) shares. The authorized number of shares constituting the Series C Convertible Preferred Stock shall be fifteen million (15,000,000) shares.

SECTION 3      Dividends. In the event the Board of Directors of the Corporation shall declare a dividend payable upon the then outstanding shares of the Common Stock (other than a dividend payable entirely in shares of the Common Stock of the Corporation for which an adjustment of the Conversion Ratio is made pursuant to Section 6 hereof), the Series B/C Convertible Preferred Stock shall be entitled to, and the Board of Directors shall declare at the same time, a dividend upon the then outstanding shares of the Series B/C Convertible Preferred Stock, in priority to the dividend payable on the Common Stock, payable at the same time as the dividend paid on the Common Stock, in an amount per share of Series B/C Convertible Preferred Stock equal to the amount payable on the largest number of whole shares of Common Stock into which each share of Series B/C Convertible Preferred Stock could be converted pursuant to the provisions of Section 6 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividends.

SECTION 4      Liquidation Rights. The “Stated Value” of each share of the Series B Convertible Preferred Stock and each shares of the Series B-1 Convertible Preferred Stock shall be $2.40 (as adjusted for any stock dividends, combinations or splits with respect to such shares), which is 100% of the Original Series B Issue Price (as defined below). For purposes hereof, “Original Series B Issue Price” shall mean $2.40. The “Stated Value” of each share of the Series C Convertible Preferred Stock shall be $1.52 (as adjusted for any stock dividends, combinations or splits with respect to such shares), which is 200% of the Original Series C Issue Price (as defined below). For purposes hereof, “Original Series C Issue Price” shall mean $0.76. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after satisfaction of the claims of creditors and payment or distribution of assets is made on any Senior Securities, but before any payment or distribution of assets and any surplus funds is made on any Junior Securities, including, without limitation, the Common Stock, first, (a) the holders of the Series C Convertible Preferred Stock shall receive a liquidation preference equal to the Stated Value of their shares and shall receive an amount equal to all declared and unpaid dividends with respect to their respective shares through and including the date of distribution, and (b) the holders of any Parity Securities with respect to the Series C Convertible Preferred Stock shall be entitled to receive an amount equal to the full respective liquidation preferences (including any premium) to which they are entitled and shall receive an amount equal to all declared and unpaid dividends with respect to their respective shares through and including the date of distribution; then, (a) the holders of the Series B-1 Convertible Preferred Stock shall receive a liquidation preference equal to the Stated Value of their shares and shall receive an amount equal to all declared and unpaid dividends with respect to their respective shares through and including the date of distribution, and (b) the holders of any Parity Securities with respect to the Series B-1 Convertible Preferred Stock shall be entitled to receive an amount equal to the full respective liquidation preferences (including any premium) to which they are entitled and shall receive an amount equal to all declared and unpaid dividends with respect to their respective shares through and including the date of distribution; and then, (a) the holders of the Series B Convertible Preferred Stock shall receive a liquidation preference equal to the Stated Value of their shares and shall receive an amount equal to all declared and unpaid dividends with respect to their respective shares through and including the date of distribution, and (b) the holders of any Parity Securities with respect to the Series B Convertible preferred Stock shall be entitled to receive an amount equal to the full respective liquidation preferences (including any premium) to which they are entitled and shall receive an amount equal to all declared and unpaid dividends with respect to their respective shares through and including the date of distribution. If, upon such a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the assets of the Corporation are insufficient to pay in full the amounts described above as payable with respect to any class or series of the Series B/C Convertible Preferred Stock and any Parity Securities, the holders of such class or series of the Series B/C Convertible Preferred Stock and such Parity Securities will share ratably in any distribution of assets of the Corporation in proportion to their respective liquidation preferences until such preferences are paid in full. Thereafter, each holder of Common Stock shall be paid an amount equal to the amount paid to each holder of Series B/C Convertible Preferred Stock (determined on the basis of the number of shares of Common Stock into which a share of Series B/C Convertible Preferred Stock is then convertible). Any remaining assets of the Company will be distributed on a pro rata basis to the holders of Common Stock and Series B/C Convertible Preferred Stock (determined on the basis of the number of shares of Common Stock into which a share of Series B/C Convertible Preferred Stock is then convertible). The sale or transfer of all or substantially all of the assets of the Corporation and the merger or consolidation of the Corporation into or with any other Corporation shall be deemed to be a liquidation for purposes of liquidation preference to the extent that the shareholders of the Corporation immediately preceding such event do not own a majority of the outstanding shares of the surviving Corporation.

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SECTION 5      Voting Rights.

(a)          General. The holders of Series B/C Convertible Preferred Stock shall be entitled to the following voting rights: (i) those voting rights required by applicable law and as provided in this Section 5 and in Section 8 hereof; and (ii) the right to vote (or consent) together with the holders of Common Stock and the holders of Series A Preferred Stock, as a single class, upon all matters submitted to holders of Common Stock for a vote (or consent) other than with respect to the election of directors. Each share of Series B/C Convertible Preferred Stock shall entitle the holder thereof to a number of votes equal to the nearest number of whole shares of Common Stock into which such share of Series B/C Convertible Preferred Stock could have been converted on the date for determination of stockholders entitled to vote at such meeting. The holders of Series B/C Convertible Preferred Stock shall be entitled to notice of any stockholders’ meeting.

(b)          Election of Directors. The holders of the Series B/C Convertible Preferred Stock, voting together as a single class, shall be entitled to elect four members of the Board of Directors of the Corporation (the “Series B/C Directors”), which Series B/C Directors shall be subject to removal only by a vote of the holders of not less than sixty-six and two-thirds percent (66-⅔%) of the then-outstanding shares of Series B/C Convertible Preferred Stock as a single class; any vacancy created by the resignation or removal of a Series B/C Director may be filled either by (i) the vote or consent of the holders of a majority of the then-outstanding shares of Series B/C Convertible Preferred Stock or (ii) the unanimous vote or consent of the remaining Series B/C Directors. The holders of the Common Stock, voting together with the holders of Series A Preferred Stock, shall be entitled to elect three members of the Board of Directors of the Corporation (the “Common Stock Directors”), which Common Stock Directors shall be subject to removal only by a vote of the holders of a majority of the then-outstanding shares of Common Stock (taken together as a single class with the then-outstanding shares of Series A Preferred Stock); any vacancy created by the resignation or removal of a Common Stock Director may be filled either by (i) the vote or consent of the holders of a majority of the then-outstanding shares of Common Stock and Series A Preferred Stock (voting or consenting together as a single class) or (ii) the unanimous vote or consent of the remaining Common Stock Directors.

SECTION 6      Conversion. The holders of Series B/C Convertible Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)          Right to Convert. Shares of Series B/C Convertible Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof, at the option of the holder thereof, at any time after the date of issuance of such shares, at the office of this Corporation or any transfer agent for the Series B Convertible Preferred Stock into shares of Common Stock, as follows. Each share of Series B/C Convertible Preferred Stock shall be convertible into the number of fully paid and non-assessable shares of Common Stock which results from dividing the applicable Conversion Price (as hereinafter defined) in effect at the time of conversion into the applicable Conversion Value (as hereinafter defined). With respect to the Series B Convertible Preferred Stock and the Series B-1 Convertible Preferred Stock, the “Conversion Price” shall initially be $0.24 and the “Conversion Value” shall initially be $2.40, which is the Original Issuance Price for the Series B Convertible Preferred Stock and the Series B-1 Convertible Preferred Stock. With respect to the Series C Convertible Preferred Stock, the “Conversion Price” shall initially be $0.076 and the “Conversion Value” shall initially be $0.76, which is the Original Issuance Price for the Series C Convertible Preferred Stock. The Conversion Prices shall be subject to adjustment from time to time as provided below. The number of shares of Common Stock into which each share of the Series B/C Convertible Preferred Stock is convertible is hereinafter referred to as the “Conversion Rate.” The Conversion Rate is determined by dividing the Conversion Price, as adjusted from time to time, by the Conversion Value. The initial Conversion Rate is ten (10) for one (1), meaning each holder will receive 10 shares of Common Stock for each share of Series B/C Convertible Preferred Stock at the time of conversion.

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(b)          Mechanics of Conversion. Before any holder of Series B/C Convertible Preferred Stock shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B/C Convertible Preferred Stock that may be designated by the Corporation, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name of such holder or the name or names of the nominees of such holder in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. No fractional shares of Common Stock shall be issued upon conversion of any shares of Series B/C Convertible Preferred Stock. The Corporation shall, as soon as practicable (but, in any event, not later than three (3) business days thereafter), issue and deliver at such office to such holder of Series B/C Convertible Preferred Stock, or to such holder’s nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share as hereinafter provided. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate for the shares of Series B/C Convertible Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the Corporation shall pay to such holder cash in an amount equal to such fraction multiplied by the Market Price as of the date of conversion. The term “Market Price” shall mean, on any date of determination, (i) the closing price of a share of Common Stock on such day as reported on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market (each, a “Trading Market”) (whichever is then the principal Trading Market on which the Common Stock is listed or traded), or (ii) if the Common Stock is not listed on a Trading Market, the closing bid price for a share of Common Stock on such day in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board, the closing bid price for a share of Common Stock on such day in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices) or (iv) if a bid price for a share of Common Stock in the over-the-counter market is not then reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices), the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation.

(c)          Automatic Conversion.

(i)          Each share of Series B/C Convertible Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Ratio as then in effect:

(A)   on the next Trading Day immediately following the date on which the Market Price for the Common Stock shall have exceeded three (3) times the Conversion Price of the Series B Convertible Preferred Stock then effect for a period of sixty (60) consecutive Trading Days, or

(B)   at the written election of the holders of not less than sixty-six and two-thirds percent (66-⅔%) of the then outstanding shares of Series B/C Convertible Preferred Stock (considered as a single class) to require such automatic conversion.

For purposes of this Section 6(c)(i), the term “Trading Day” shall mean (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices).

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(ii)         Upon the occurrence of an event specified in Section 6(c)(i) hereof, all shares of Series B/C Convertible Preferred Stock shall be converted automatically without any further action by any holder of such shares and whether or not the certificate or certificates representing such shares are surrendered to the Corporation or the transfer agent for the Series B/C Convertible Preferred Stock and the holder of such shares shall be treated as the owner of the shares of Common Stock into which such shares have been converted; provided, however, that the Corporation shall not be obligated to issue a certificate or certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificate or certificates evidencing such shares of Series B/C Convertible Preferred Stock being converted are either delivered to the Corporation or the transfer agent of the Series B Convertible Preferred Stock, or the holder notifies the Corporation or such transfer agent that such certificate or certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith and, if the Corporation so elects, provides an appropriate indemnity bond. Upon the automatic conversion of Series B/C Convertible Preferred Stock, each holder of Series B/C Convertible Preferred Stock shall surrender the certificate or certificates representing such holder’s shares of Series B/C Convertible Preferred Stock at the office of the Corporation or of the transfer agent for the Series B/C Convertible Preferred Stock. Thereupon, there shall be issued and delivered to such holder, promptly (and, in any event, not later than three (3) business days thereafter) at such office and in such holder’s name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series B/C Convertible Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred. No fractional shares of Common Stock shall be issued upon the automatic conversion of Series B/C Convertible Preferred Stock. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the Corporation shall pay to such holder cash in an amount equal to such fraction multiplied by the Market Price as of the date of conversion.

(d)          Anti-dilution Provisions. Each Conversion Price is subject to adjustment from time to time as follows:

(i)          Adjustment for Stock Splits and Combinations. If the Corporation at any time or from time to time effects a subdivision or combination of the outstanding Common Stock, the Conversion Price then in effect immediately before the subdivision shall be inversely proportionately increased or decreased. Any adjustment under this Section 6(d)(i) shall become effective as of the date and time the subdivision or combination becomes effective. For example, if the Corporation affects a 2-for-1 stock dividend, whereby holders of Common Stock receive one additional share of Common Stock for each share of Common Stock outstanding, then the Conversion Price will be reduced in half.

(ii)         Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction: (A) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and (B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid, or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed to reflect that such dividend was not fully paid or that such distribution was not fully made as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section as of the time of actual payment of such dividends or distributions.

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(iii)        Adjustments for Other Dividends and Distributions. Subject to Section 8 below, in the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holder shall receive upon exercise of the conversion rights, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which the holder would have received had the shares of the Series B/C Convertible Preferred Stock been converted into Common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6(d) with respect to the rights of the holder.

(iv)        Adjustment for Reclassification, Exchange and Substitution. If the Common Stock issuable upon the conversion of shares of the Series B/C Convertible Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 6(d)), then and in such event each holder shall have the right thereafter, upon conversion, to receive the kind and amount of stock and other securities and property receivable upon such reorganization or other change in an amount equal to the amount that the holder would have been entitled to have had it immediately prior to such reorganization, reclassification or change converted such shares, but only to the extent such shares are actually converted, all subject to further adjustment as provided herein.

(v)         Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of the Common Stock provided for elsewhere in this Section 6(d)) or merger or consolidation of the Corporation with or into another Corporation, or the sale of all or substantially all of the Corporation’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holder shall thereafter be entitled to receive upon conversion of shares of the Series B/C Convertible Preferred Stock (and only to the extent such shares are converted), the number of shares of stock or other securities or property of the Corporation, or of the successor Corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock, or other securities, deliverable upon the conversion of such shares would otherwise have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 6(d) (including adjustments of the Conversion Price then in effect and the number of shares of Common Stock purchasable upon conversion of such shares) which shall be applicable after such events; provided, however, that any such adjustments shall be made so as to insure that the provisions of this Section 6(d) applicable after such events shall be as equivalent as may be practicable to the provisions of this Section 6(d) applicable before such events.

(e)          Certificate of Adjustment. In any case of an adjustment or readjustment of the Conversion Price or the number of shares of Common Stock, or other securities issuable upon conversion, the Corporation shall promptly compute such adjustment or readjustment in accordance with the provisions hereof and its chief financial officer shall prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by express mail or recognized express delivery (such as DHL), postage prepaid, to the holder at the holder’s address as shown in the Corporation’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based including a statement of: (A) the Conversion Price at the time in effect, (B) the type and amount, if any, of other property which at the time would be received upon conversion of the shares of the Series B/C Convertible Preferred Stock, and (C) the adjusted Conversion Rate.

(f)          Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series B/C Convertible Preferred Stock, and any portion of the Series B/C Convertible Preferred Stock surrendered for conversion which would otherwise result in a fractional share of Common Stock shall be redeemed for cash in an amount equal to the product of such fraction multiplied by the fair market value of the Common Stock on the last business day prior to conversion as determined by the Board.

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(g)          Conversion Price Adjustments for Certain Dilutive Issuances, Splits and Combinations.

(i)          The Conversion Price of the Series B/C Convertible Preferred Stock shall be subject to adjustment from time to time as follows:

(A)         If the Corporation shall issue, at any time on or after January 18, 2013 (the “Measurement Date”), any Additional Stock (as defined below) (1) without consideration, or (2) for a consideration per share less than the lower of (i) $0.10 or (ii) the Conversion Price for such series in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such series in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (not including shares excluded from the definition of Additional Stock by Section 6(g)(ii)(B)) plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (not including shares excluded from the definition of Additional Stock by Section 6(g)(ii)(B)) plus the number of shares of such Additional Stock. The number of shares issuable upon such conversion shall be equal to the total consideration received by the Corporation for the outstanding shares of Series B/C Convertible Preferred Stock divided by the adjusted Conversion Price.

However, the foregoing calculation shall not take into account shares deemed issued pursuant to Section 6(g)(i)(E) below on account of options, rights or convertible or exchangeable securities (or the actual or deemed consideration therefor), except to the extent (i) such options, rights or convertible or exchangeable securities have been exercised, converted or exchanged or (ii) the consideration to be paid upon such exercise, conversion or exchange per share of underlying Common Stock is less than or equal to the per share consideration for the Additional Stock which has given rise to the Conversion Price adjustment being calculated.

(B)         No adjustment of the Conversion Price for the Series B/C Convertible Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in Sections 6(g)(i)(E)(3) and 6(g)(i)(E)(4), no adjustment of such Conversion Price pursuant to this Section 6(g)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C)         In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D)         In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

(E)         In the case of the issuance (whether before, on or after the applicable Measurement Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 6(g)(i) and Section 6(g)(ii):

(1)         The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Section 6(g)(i)(C) and Section 6(g)(i)(D)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights for the Common Stock covered thereby.

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(2)         The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections 6(g)(i)(C) and 6(g)(i)(D)).

(3)         In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Prices of the Series B/C Convertible Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4)         Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Prices of the Series B/C Convertible Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5)         The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to Sections 6(g)(i)(E)(1) and 6(g)(i)(E)(2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 6(g)(i)(E)(3) or Section 6(g)(i)(E)(4).

(ii)         “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 6(g)(i)(E)) by this Corporation after the Measurement Date other than:

(A)         shares of Common Stock issued pursuant to a transaction described in Section 6(g)(iii) below;

(B)         shares of Common Stock issuable or issued to employees, directors or consultants (if in transactions with primarily non-financing purposes) of this Corporation directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of this Corporation;

(C)         shares of Common Stock issued or issuable in connection with acquisition transactions;

(D)         shares of Common Stock issued or issuable to financial institutions or lessors in connection with commercial credit arrangements, equipment financing or similar transactions;

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(E)         shares of Common Stock issued upon conversion of the Series A Preferred Stock or the Series B/C Convertible Preferred Stock;

(F)         the issuance of Common Stock pursuant to currently outstanding options, warrants, notes, or other rights to acquire Common Stock of the Company;

(G)         stock splits, stock dividends or like transactions; and

(H)         shares of Common Stock issued or deemed issued upon the issuance or exercise of options, warrants or other rights to acquire shares of Common Stock or other securities convertible into or exchangeable for shares of Common Stock or upon the issuance or conversion of securities convertible into shares of Common Stock in a transaction or series of related transactions approved by the holders of a majority of the then-outstanding shares of Series B/C Convertible Preferred Stock.

(iii)        In the event the Corporation should at any time or from time to time after the Measurement Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Prices of the Series B/C Convertible Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in Section 6(g)(i)(E).

(iv)        If the number of shares of Common Stock outstanding at any time after the Measurement Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series B/C Convertible Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

SECTION 7     Reserved Shares. So long as any shares of the Series B/C Convertible Preferred Stock remain outstanding, the Corporation agrees to keep reserved for issuance in connection with the conversion of the Series B/C Convertible Preferred Stock at all times a number of authorized but unissued shares of Common Stock at least equal to the number of shares of Common Stock issuable upon conversion at the Conversion Price of all of the Series B/C Convertible Preferred Stock outstanding at such time. The Corporation shall take all action necessary so that Common Stock so issued will be validly issued, fully paid and non-assessable.

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SECTION 8     Protective Provisions. In addition to such other consent requirements as may be provided by applicable law, the consent of the holders of not less than sixty-six and two-thirds percent (66-⅔%) of the then-outstanding shares Series B/C Convertible Preferred Stock (acting together as a single class) shall be required to (i) amend, repeal or add any provisions to the Certificate of Incorporation or Bylaws of the Corporation which would adversely alter or change the rights, preferences or privileges of the Series B/C Convertible Preferred Stock; (ii) increase or decrease the number of authorized shares of Series B/C Convertible Preferred Stock, except (a) as permitted by Section 10 below, provided, however, that the number of authorized shares of Series C Convertible Preferred Stock may be increased without the consent of the holders of the Series B/C Convertible Preferred Stock on or before April 15, 2013; (iii) create any class or series of shares having preference or priority equal or senior to any outstanding shares of Series B/C Convertible Preferred Stock as to dividends or assets, or authorize or issue shares of stock of any class or series or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of the Corporation having preference or priority equal or senior to any outstanding shares of Series B/C Convertible Preferred Stock as to dividends or assets; (iv) pay or declare dividends on any Common Stock (except dividends payable solely in shares of Common Stock); (v) redeem any shares of Common Stock (other than repurchases from employees, consultants, officers or directors approved by a disinterested majority of the Board of Directors of the Corporation); (vi) effect any recapitalization of the Corporation which would adversely alter or change the rights, preferences or privileges of the Series B/C Convertible Preferred Stock; (vii) effect any merger or consolidation of the Corporation with one or more other corporations in which the shareholders of the Corporation immediately after such merger or consolidation hold stock representing less than a majority of the voting power of the outstanding stock of the surviving corporation; (viii) effect the sale of all or substantially all the Corporation’s assets; (ix) effect the liquidation or dissolution of the Corporation; or (ix) increase or decrease the size of the Board of Directors, which will be set at seven (7), including four (4) Series B/C Directors and three (3) Common Stock Directors. In the event of a proposed action specified in items (i), (ii), (iii), or (vi) above which would affect the holders of either the Series B Convertible Preferred Stock, the Series B-1 Convertible Preferred Stock or the Series C Convertible Preferred Stock but not the other holders of the Series B/A Convertible Preferred Stock, the consent of the holders of not less than sixty-six and two-thirds percent (66-⅔%) of the then-outstanding shares of the affected series and not of all then-outstanding shares of Series B/C Convertible Preferred Stock shall be required.

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Redemption of Series C Convertible Preferred Stock.

(a)          Redemption. Shares of Series C Convertible Preferred Stock shall be redeemed by the Corporation out of funds lawfully available therefor at a price per share equal to the Original Issuance Price for the Series C Convertible Preferred Stock, plus all declared but unpaid dividends thereon (the “Redemption Price”), in three annual installments commencing sixty (60) days after receipt by the Corporation at any time on or after December 31, 2017, from the holders of at least sixty-six and two-thirds percent (66-⅔%) of the then outstanding shares of Series C Convertible Preferred Stock, of written notice requesting redemption of all shares of Series C Convertible Preferred Stock (the date of each such installment being referred to as a “Redemption Date”). On each Redemption Date, the Corporation shall redeem, on a pro rata basis in accordance with the number of shares of Series C Convertible Preferred Stock owned by each holder, that number of outstanding shares of Series C Convertible Preferred Stock determined by dividing (i) the total number of shares of Series C Convertible Preferred Stock outstanding immediately prior to such Redemption Date by (ii) the number of remaining Redemption Dates (including the Redemption Date to which such calculation applies). If the Corporation does not have sufficient funds legally available to redeem on any Redemption Date all shares of Series C Convertible Preferred Stock and of any other class or series of stock to be redeemed on such Redemption Date, the Corporation shall redeem a pro rata portion of each holder’s redeemable shares of such stock out of funds legally available therefor, based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the legally available funds were sufficient to redeem all such shares, and shall redeem the remaining shares to have been redeemed as soon as practicable after the Corporation has funds legally available therefor.

(b)          Redemption Notice. Written notice of the mandatory redemption (the “Redemption Notice”) shall be mailed, postage prepaid, to each holder of record of Series C Convertible Preferred Stock, at its post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the General Corporation Law, not less than 40 days prior to each Redemption Date. Each Redemption Notice shall state:

(i)          the number of shares of Series C Convertible Preferred Stock held by the holder that the Corporation shall redeem on the Redemption Date specified in the Redemption Notice;

(ii)         the Redemption Date and the Redemption Price;

(iii)        the date upon which the holder’s right to convert such shares terminates in accordance with Section 6(a); and

(iv)        that the holder is to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Series C Convertible Preferred Stock to be redeemed.

(c)          Surrender of Certificates; Payment. On or before the applicable Redemption Date, each holder of shares of Series C Convertible Preferred Stock to be redeemed on such Redemption Date, unless such holder has exercised his, her or its right to convert such shares as provided in Section 6(a) hereof, shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event less than all of the shares of Series C Convertible Preferred Stock represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Series A Preferred Stock shall promptly be issued to such holder.

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(d)          Rights Subsequent to Redemption. If the Redemption Notice shall have been duly given, and if on the applicable Redemption Date the Redemption Price payable upon redemption of the shares of Series C Convertible Preferred Stock to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor, then notwithstanding that the certificates evidencing any of the shares of Series C Convertible Preferred Stock so called for redemption shall not have been surrendered, dividends with respect to such shares of Preferred Stock shall cease to accrue after such Redemption Date and all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price without interest upon surrender of their certificate or certificates therefor.

(e)          Redeemed or Otherwise Acquired Shares. Any shares of Series C Convertible Preferred Stock which are redeemed or otherwise acquired by the Corporation shall be automatically and immediately canceled and shall not be reissued, sold or transferred. Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Series C Convertible Preferred Stock following redemption.

SECTION 9     Reclassification of Unissued Series B/C Convertible Preferred Stock. Any authorized but unissued shares of Series B/C Convertible Preferred Stock may be reclassified at any time by the Board of Directors of the Corporation as shares of undesignated Preferred Stock.

SECTION 10    Waiver. Any of the rights of the holders of Series B/C Convertible Preferred Stock set forth herein may be waived by the affirmative consent or vote of the holders of at least sixty-six and two-thirds percent (66-⅔%) of the then-outstanding shares of Series B/C Convertible Preferred Stock (acting together as a single class).

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Annex B

ThermoEnergy Corporation

2008 Incentive
Stock Plan, as amended

Article 1. Establishment, Objectives, and Duration

1.1        Establishment of the Plan. ThermoEnergy Corporation, a Delaware corporation (the “Company”), hereby adopts the “ThermoEnergy Corporation 2008 Incentive Stock Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

1.2        Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders, to provide Participants with an incentive for excellence in individual performance, and to promote teamwork among Participants.

The Plan is further intended to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in that success.

1.3        Duration of the Plan. The Plan shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award of an Incentive Stock Option be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1        “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

2.2        “Award Agreement” means a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan.

2.3        “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.4        “Board” or “Board of Directors” means the Board of Directors of the Company.

2.5        “Change in Control” shall be deemed to have occurred under any one or more of the following conditions:

i.         if, within one year of any merger, consolidation, sale of a substantial part of the Company’s assets, or contested election, or any combination of the foregoing transactions (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors (x) of the Company or (y) of any successor to the Company, or (z) if the Company becomes a subsidiary of or is merged into or consolidated with another corporation, of such corporation (the Company shall be deemed a subsidiary of such other corporation if such other corporation owns or controls, directly or indirectly, a majority of the combined voting power of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors (“Voting Stock”));

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ii.        if, as a result of a Transaction, the Company does not survive as an entity, or its shares are changed into the shares of another corporation unless the stockholders of the Company immediately prior to the Transaction own a majority of the outstanding shares of such other corporation immediately following the Transaction;

iii.       if any Person becomes, after the date this Plan is adopted, a beneficial owner directly or indirectly of securities of the Company representing 50% or more of the combined voting power of the Company’s Voting Stock;

iv.       the dissolution or liquidation of the Company is approved by its stockholders; or

v.        if the members of the Board as of the date this Plan is adopted (the “Incumbent Board”) cease to represent at least two-thirds of the Board; provided, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by at least two-thirds of the members comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this paragraph (v), treated as though such person were a member of the Incumbent Board.

2.6        “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7        “Committee” means the Compensation Committee of the Company’s Board of Directors, or such other committee appointed from time to time by the Board of Directors to administer the Plan. The full Board of Directors, in its discretion, may act as the Committee under the Plan, whether or not a Committee has been appointed, and shall do so with respect to grants of Awards to non-employee Directors. The Committee may delegate to one or more members of the Committee or officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to a member of the Committee, officer or a committee thereof, the term "Committee" as used herein shall include the member of the Committee, officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors and appointed by the Board of Directors shall retain overall responsibility for the operation of the Plan.

2.8        “Company” means ThermoEnergy Corporation, a Delaware corporation, together will all subsidiaries thereof, and any successor thereto as provided in Article 16 hereof.

2.9        “Covered Employee” means a Participant who, as of the date of vesting and/or payout of an Award, or the date the Company or any of its Subsidiaries is entitled to a tax deduction as a result of the Award, as applicable, is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

2.10      “Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company shall be treated as an Employee under the Plan.

2.11      “Disability” shall mean a condition whereby the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical impairment which can be expected to result in death or which is or can be expected to last for a continuous period of not less than twelve months, all as verified by a physician acceptable to, or selected by, the Company.

2.12      “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.

2.13      “Employee” means any employee of the Company or its Subsidiaries.

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2.14      “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.15      “Fair Market Value” as of any date and in respect of any Share means the then most recent closing price of a Share reported by the exchange or other trading system on which Shares are primarily traded or, if deemed appropriate by the Committee for any reason, the fair market value of Shares shall be as determined by the Committee in such other manner as it may deem appropriate. In no event shall the fair market value of any Share be less than its par value.

2.16      “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 hereof and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

2.17      “Insider” shall mean an individual who is, on the relevant date, an executive officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.18      “Key Employee” shall mean, with respect to the Company, an individual as defined in Code Section 416(i) (without regard to paragraph (5) thereof).

2.19      “Non-Employee Director” shall mean any member of the Board of who is neither (i) an employee of the Company nor (ii) a member of the immediate family of an employee of the Company.

2.20      “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 hereof that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.21      “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.22      “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.23      “Participant” means an Employee, Director or consultant who has been selected to receive an Award or who has an outstanding Award granted under the Plan.

2.24      “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.25      “Performance Share” means an Award granted to a Participant, as described in Article 9 hereof.

2.26      “Performance Unit” means an Award granted to a Participant, as described in Article 9 hereof.

2.27      “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, pursuant to the Restricted Stock Award Agreement, as provided in Article 8 hereof.

2.28      “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof and the rules promulgated thereunder, including a “group” as defined in Section 13(d) thereof and the rules promulgated.

2.29      “Restricted Stock” means an Award granted to a Participant pursuant to Article 8 hereof.

2.30      “Shares” means shares of the Company’s common stock, par value $0.001 per share.

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2.31      “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 hereof.

2.32      “Subsidiary” means any corporation, partnership, joint venture, or other entity in which the Company, directly or indirectly, has a majority voting interest. With respect to Incentive Stock Options, “Subsidiary” means any entity, domestic or foreign, whether or not such entity now exists or is hereafter organized or acquired by the Company or by a Subsidiary that is a “subsidiary corporation” within the meaning of Code Section 424(d) and the rules thereunder.

2.33      “Ten Percent Shareholder” means an employee who at the time an ISO is granted owns Shares possessing more than ten percent of the total combined voting power of all classes of Shares of the Company or any Subsidiary, within the meaning of Code Section 422.

Article 3. Administration

3.1        General. Subject to the terms and conditions of the Plan, the Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall have the authority to delegate administrative duties to officers of the Company. For purposes of making Awards intended to qualify for the Performance Based Exception under Code Section 162(m), to the extent required under such Code Section, the Committee shall be comprised solely of two or more individuals who are “outside directors”, as that term is defined in Code Section 162(m) and the regulations thereunder.

3.2        Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions hereof, the Committee shall have full power to select Employees, Directors and consultants who shall be offered the opportunity to participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations that it deems necessary or advisable for the administration of the Plan. As permitted by law and the terms of the Plan, the Committee may delegate its authority herein. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted hereunder.

3.3        Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries, unless changed by the Board.

Article 4. Shares Subject to the Plan and Maximum Awards

4.1        Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 hereof, the number of Shares hereby reserved for issuance to Participants under the Plan shall be Forty Million Shares (40,000,000). Any Shares covered by an Award (or portion of an Award) granted under the Plan which is forfeited or canceled or expires shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. Shares may be authorized, unissued shares or Treasury shares. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

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The following limitations shall apply to the grant of any Award to a Participant in a fiscal year:

(a)        Stock Options: The maximum aggregate number of Shares that may be granted in the form of Stock Options pursuant to Awards granted in any one fiscal year to any one Participant shall not be limited.

(b)        SARs: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights pursuant to Awards granted in any one fiscal year to any one Participant shall be 500,000.

(c)        Restricted Stock: The maximum aggregate of Shares that may be granted with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be 250,000.

(d)        Performance Shares/Performance Units Awards: The maximum aggregate grant with respect to Awards of Performance Shares made in any one fiscal year to any one Participant shall be equal to the Fair Market Value of 250,000 Shares (measured on the date of grant); the maximum aggregate amount awarded with respect to Performance Units to any one Participant in any one fiscal year may not exceed $250,000.

4.2        Adjustments in Authorized Shares. Upon a change in corporate capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, (i) the number and class of Shares reserved for issuance to Participants under the Plan, (ii) the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and (iii) the Award limits set forth in Section 4.1, shall be proportionately adjusted in such manner as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

4.3        Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that (i) no such adjustment shall be authorized if, and to the extent that, such adjustment would result in an accounting charge for any affected outstanding Awards in accordance with Financial Accounting Standard No. 123R (Accounting for Share Based Compensation) or (ii) unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent inconsistent with the Plan’s or any Award’s meeting the requirements of Section 162(m) of the Code, as from time to time amended.

Article 5. Eligibility and Participation

5.1        Eligibility. Persons eligible to participate in this Plan include all Employees, Directors and consultants of the Company and its Subsidiaries.

5.2        Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award, provided that Incentive Stock Options shall only be awarded to Employees of the Company or its Subsidiaries.

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5.3        Stock Options for Non-Employee Directors

(a)                 Subject to the provisions of Section 5.3(d), each person who, subsequent to the Effective Date, is for the first time elected or appointed to the Board and who qualifies, at such time, as a Non-Employee Director, shall automatically be granted a Nonqualified Stock Option to purchase 100,000 Shares, effective as of the date of his or her election or appointment to the Board, on the terms and conditions set forth in the Plan, at an Option Price equal to the Fair Market Value of a Share on the date of grant or, if the date of the grant is not a business day on which the Fair Market Value can be determined, on the last business day preceding the date of grant on which the Fair Market Value can be determined.

(b)                 Subject to the provisions of Section 5.3(d), each Non-Employee Director who is re-elected as a director at an annual meeting of stockholders shall be granted an additional Nonqualified Stock Option to purchase 100,000 Shares, on the terms and conditions set forth in the Plan, at an option price per share equal to the Fair Market Value of a Share on the date of such annual meeting.

(c)                 All Options granted to Non-Employee Directors pursuant to this Section 5.3 shall vest and become fully exercisable on the date of the first annual meeting of stockholders occurring after the end of the fiscal year of the Company during which such Option was granted. All Options granted to Non-Employee Directors pursuant to this Section 5.3 shall expire on the tenth (10th) anniversary of the date of grant, subject to earlier termination as provided in Article 12.

Article 6. Stock Options

6.1        Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2        Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

6.3        Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee; provided, however, the per-share exercise price shall not be less than the Fair Market Value of the Shares on the date of grant.

The Option Price for each Option shall equal the Fair Market Value of the Shares at the time such option is granted. If an ISO is granted to a Ten Percent Shareholder the Option Price shall be at least 110 percent (110%) of the Fair Market Value of the Shares subject to the ISO.

6.4        Duration of Options. Except as otherwise provided in this Plan, each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant, provided that an ISO must expire no later than the tenth (10th) anniversary of the date the ISO was granted. However, in the case of an ISO granted to a Ten Percent Shareholder, the ISO by its terms shall not be exercisable after the expiration of five (5) years from the date such ISO is granted.

6.5        Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

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6.6        Payment. Options shall be exercised by the delivery of a written, electronic or telephonic notice of exercise to the Company or its designated agent, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price for the Shares.

Upon the exercise of any Option, the Option Price for the Shares being purchased pursuant to the Option shall be payable to the Company in full either: (a) in cash or its equivalent; or (b) subject to the Committee’s approval, by delivery of previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are delivered must have been held by the Participant for at least six (6) months prior to their delivery to satisfy the Option Price); or (c) by a combination of (a) and (b); or (d) by any other method approved by the Committee in its sole discretion. Unless otherwise determined by the Committee, the delivery of previously acquired Shares may be done through attestation. No fractional shares may be tendered or accepted in payment of the Option Price.

Unless otherwise determined by the Committee, cashless exercises are permitted pursuant to Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

Subject to any governing rules or regulations, as soon as practicable after receipt of notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7        Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8        Nontransferability of Options.

(a)        Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during such Participant’s lifetime only by such Participant.

(b)        Nonqualified Stock Options. Except as otherwise provided in the applicable Award Agreement, no NQSO may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in the applicable Award Agreement, all NQSOs granted to a Participant shall be exercisable during such Participant’s lifetime only by such Participant.

6.9        Special Limitation on Grants of Incentive Stock Options. No ISO shall be granted to an Employee under the Plan or any other ISO plan of the Company or its Subsidiaries to purchase Shares as to which the aggregate Fair Market Value (determined as of the date of grant) of the Shares which first become exercisable by the Employee in any calendar year exceeds $100,000. To the extent an Option initially designated as an ISO exceeds the value limit of this Section 6.9 or otherwise fails to satisfy the requirements applicable to ISOs, it shall be deemed a NQSO and shall otherwise remain in full force and effect.

Article 7. Stock Appreciation Rights

7.1        Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.

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Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The grant price of a SAR shall equal the Fair Market Value of a Share on the date of grant.

7.2        SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3        Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion.

7.4        Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

7.6        Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)        The amount by which the Fair Market Value of a Share on the date of exercise exceeds the grant price of the SAR; by

(b)        The number of Shares with respect to which the SAR is exercised.

The payment upon SAR exercise shall be in Shares. Any Shares delivered in payment shall be deemed to have a value equal to the Fair Market Value on the date of exercise of the SAR.

7.7        Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during such Participant’s lifetime only by such Participant.

Article 8. Restricted Stock

8.1        Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

8.2        Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

8.3        Transferability. Except as provided in the Award Agreement, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during such Participant’s lifetime and prior to the end of the Period of Restriction only to such Participant.

8.4        Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

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To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

Except as otherwise provided in the Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.5        Voting Rights. Unless the Committee determines otherwise at the time of grant, Participants holding Shares of Restricted Stock granted hereunder shall have the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

8.6        Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder (whether or not the Company holds the certificate(s) representing such Shares) shall, unless the Committee determines otherwise at the time of grant, be credited with dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

Article 9. Performance Units and Performance Shares

9.1        Grant of Performance Units/Shares Awards. Subject to the terms of the Plan, Performance Units and/or Performance Shares Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2        Award Agreement. At the Committee’s discretion, each grant of Performance Units/Shares Awards may be evidenced by an Award Agreement that shall specify the initial value, the duration of the Award, the performance measures, if any, applicable to the Award, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

9.3        Value of Performance Units/Shares Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares Awards that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a “Performance Period.”

9.4        Earning of Performance Units/Shares Awards. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares Awards shall be entitled to receive a payout based on the number and value of Performance Units/Shares Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

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9.5        Form and Timing of Payment of Performance Units/Shares Awards. Payment of earned Performance Units/Shares Awards shall be as determined by the Committee and, if applicable, as evidenced in the related Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares Awards at the close of the applicable Performance Period. Such Shares may be delivered subject to any restrictions deemed appropriate by the Committee. No fractional shares will be issued. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or the resolutions establishing the Award.

Unless otherwise provided by the Committee, Participants holding Performance Units/Shares shall be entitled to receive dividend units with respect to dividends declared with respect to the Shares represented by such Performance Units/Shares. Such dividends may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 hereof, as determined by the Committee.

9.6        Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Units/Shares Awards may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

Article 10. Performance Measures

Unless and until the Committee proposes for shareholder vote and the Company’s shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

(a)          Earnings per share;

(b)          Net income (before or after taxes);

(c)          Cash flow (including, but not limited to, operating cash flow and free cash flow);

(d)          Gross revenues;

(e)          Gross margins;

(f)          EBITDA; and

(g)          Any of the above measures compared to peer or other companies.

Performance measures may be set either at the corporate level, subsidiary level, division level, or business unit level.

Awards that are designed to qualify for the Performance-Based Exception, and that are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

If applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

Article 11. Rights of Participants

11.1     Employment. Nothing in the Plan shall confer upon any Participant any right to continue in the Company’s or its Subsidiaries’ employ, or as a Director, or interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant’s employment or directorship at any time.

11.2     Participation. No Employee, Director or consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

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11.3     Rights as a Stockholder. Except as provided in Sections 8.5, 8.6 and 9.5 or in applicable Award Agreement consistent with such Sections, a Participant shall have none of the rights of a shareholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record holder of such Shares, or the Period of Restriction has expired, as applicable.

Article 12. Termination of Employment/Directorship

Upon termination of the Participant's employment or directorship for any reason other than Disability or death, an Award granted to the Participant may be exercised by the Participant or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of three (3) months after the date of termination but only if, and to the extent that, the Participant was entitled to exercise the Award at the date of termination. All Awards or any portion thereof not yet vested or exercisable or whose Period of Restriction has not expired as of the date of termination (other than a termination by reason of Disability or death) shall terminate and be forfeited immediately on the date of termination. If the employment or directorship of a Participant terminates by reason of the Participant's Disability or death, all Awards or any portion thereof not yet vested or exercisable or whose Period of Restriction has not expired as of the date of a Participant’s Disability or death shall become immediately vested and/or exercisable on the date of termination due to Disability or death. If the employment or directorship of a Participant terminates by reason of the Participant's Disability or death, the Participant (or, if appropriate, the Participant's legal representative or permitted transferee) may exercise such Participant’s rights under any outstanding Award at any time on or prior to the earlier of the expiration date of the Award or the expiration of six (6) months after the date of Disability or death.

Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling an Employee to reemployment in a comparable position by law or rule shall not constitute a termination of employment for purposes of the Plan unless the Employee does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or rule. For purposes of this Article, a “termination” includes an event which causes a Participant to lose his eligibility to participate in the Plan (e.g., an individual is employed by a company that ceases to be a Subsidiary). In the case of a consultant, the meaning of “termination” or “termination of employment” includes the date that the individual ceases to provide services to the Company or its Subsidiaries. In the case of a nonemployee director, the meaning of “termination” includes the date that the individual ceases to be a director of the Company or its Subsidiaries.

Notwithstanding the foregoing, the Committee shall have the authority to prescribe different rules that apply upon the termination of employment of a particular Participant, which shall be memorialized in the Participant’s original or amended Award Agreement or similar document.

An Award that remains unexercised after the latest date it could have been exercised under any of the foregoing provisions or under the terms of the Award shall be forfeited.

Article 13. Change in Control

In the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchange or trading system, or unless the Committee shall otherwise specify in the Award Agreement, the Board, in its sole discretion, may:

(a)        elect to terminate Options or SARs in exchange for a cash payment equal to the amount by which the Fair Market Value of the Shares subject to such Option or SAR to the extent the Option or SAR has vested exceeds the exercise price with respect to such Shares;

(b)        elect to terminate Options or SARs provided that each Participant is first notified of and given the opportunity to exercise his or her vested Options or SARs for a specified period of time (of not less than 15 days) from the date of notification and before the Option or SAR is terminated;

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(c)        permit Awards to be assumed by a new parent corporation or a successor corporation (or its parent) and replaced with a comparable Award of the parent corporation or successor corporation (or its parent);

(d)        amend an Award Agreement or take such other action with respect to an Award that it deems appropriate; or

(e)        implement any combination of the foregoing.

Article 14. Amendment, Modification, and Termination

14.1     Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part.

14.2     Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

14.3     Shareholder Approval Required for Certain Amendments. Shareholder approval will be required for any amendment of this Plan that does any of the following: (a) increases the maximum number of Shares subject to this Plan; (b) changes the designation of the class of persons eligible to receive ISOs under this Plan; or (c) modifies this Plan in a manner that requires shareholder approval under applicable law or the rules of a stock exchange or trading system on which Shares are traded.

Article 15. Withholding

The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes (including social security or social charges), domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. The Participant may satisfy, totally or in part, such Participant’s obligations pursuant to this Section 15 by electing to have Shares withheld, to redeliver Shares acquired under an Award, or to deliver previously owned Shares that have been held for at least six (6) months, provided that the election is made in writing on or prior to (i) the date of exercise, in the case of Options and SARs, (ii) the date of payment, in the case of Performance Units/Shares, and (iii) the expiration of the Period of Restriction in the case of Restricted Stock. Any election made under this Section 15 may be disapproved by the Committee at any time in its sole discretion. If an election is disapproved by the Committee, the Participant must satisfy his obligations pursuant to this paragraph in cash.

Article 16. Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, through merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.

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Article 17. General Provisions

17.1     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

17.2     Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

17.3     Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

17.4     Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

17.5     Listing. The Company may use reasonable endeavors to register Shares issued pursuant to Awards with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any state or foreign securities laws, stock exchange, or trading system.

17.6     Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.7     No Additional Rights. Neither the Award nor any benefits arising under this Plan shall constitute part of an employment contract between the Participant and the Company or any Subsidiary, and accordingly, subject to Section 14.2, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company for severance payments.

17.8     Noncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or trading system.

17.9     Governing Law. The Plan and each Award Agreement shall be governed by the laws of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts whose jurisdiction covers Little Rock, Arkansas, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

17.10  Compliance with Code Section 409A. No Award that is subject to Section 409A of the Code shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision in the Plan to the contrary, with respect to any Award subject to Section 409A, distributions on account of a separation from service may not be made to Key Employees before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of the employee).

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Adopted: May 7, 2008

Date of Shareholder Approval: June 26, 2008

Amended: January 27, 2010

Date of Shareholder Approval: November 18, 2010

Amended: November 19, 2012

Date of Shareholder Approval:

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THERMOENERGY CORPORATION
10 NEW BOND STREET
WORCESTER, MASSACHUSETTS 01606

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M51300-P32110 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

THERMOENERGY CORPORATION

Vote on Directors (Only holders of Common Stock and Series A Convertible Preferred Stock vote.)

For All ☐ **Withhold All** ☐ **For All Except** ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) CARY G. BULLOCK
02) ARTHUR S. REYNOLDS

Vote on Proposals (All shareholders vote.)

	For	**Against**	**Abstain**
2. Approval and adoption of an amendment to the Certificate of Incorporation.	☐	☐	☐
3. Approval of amendments to the ThermoEnergy Corporation 2008 Incentive Stock Plan.	☐	☐	☐
4. Ratification of the appointment of Grant Thorton LLP as the independent public accountants of ThermoEnergy for the fiscal year 2012.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) on the Proxy. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in lieu of the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M51301-P32110

PROXY
THERMOENERGY CORPORATION — SPECIAL MEETING IN LIEU OF THE 2012 ANNUAL MEETING OF SHAREHOLDERS
JANUARY 18, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Cary G. Bullock, Teodor Klowan, Jr., and Gregory M. Landegger, and each of them acting alone, with full power of substitution, as proxy of the undersigned, to vote all shares held of record date by the undersigned or which the undersigned is entitled to vote, as designated on the reverse side and upon all subjects that may properly come before the meeting, at the Special Meeting in Lieu of the 2012 Annual Meeting of Shareholders of ThermoEnergy Corporation, to be held at 10:00 a.m., local time, on January 18, 2013, and any adjournments and postponements of the said meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE FOR ALL PROPOSALS SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES PRESENTED WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR THE APPROVAL AND ADOPTION OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION, FOR THE APPROVAL OF AMENDMENTS TO THE THERMOENERGY CORPORATION 2008 INCENTIVE STOCK PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORTON LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THERMOENERGY FOR THE FISCAL YEAR 2012, AND IN THE DISCRETION OF THE PROXY HOLDER, UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE VOTE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE